       As filed with the Securities and Exchange Commission on December 31, 2002
                                     Investment Company Act File No. 811-_______
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       [ ]                     Amendment No.  ____

                              ---------------------

               Columbia Management Multi-Strategy Hedge Fund, LLC
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                               100 Federal Street
                           Boston, Massachusetts 02110
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 434-0678

                                 Jean Loewenberg
                         c/o Columbia Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               JOHN M. LODER, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

--------------------------------------------------------------------------------

This Registration Statement has been filed by the Registrant pursuant to
Section 8(b) of the Investment Company Act of 1940, as amended. Shares of the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by individuals or entities that are both "accredited investors" within the meaning of Regulation D under the 1933 Act and "qualified clients" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, membership interests in the Registrant.
================================================================================

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                              Cross Reference Sheet

                           Items required by Form N-2

PART A

ITEM NO.              REGISTRATION STATEMENT CAPTION                   CAPTION IN PART A
--------              ------------------------------                   -----------------
1.                    Outside Front Cover                              Not Required

2.                    Inside Front and Outside Back Cover Page         Not Required

3.                    Fee Table and Synopsis                           Fee Table

4.                    Financial Highlights                             Not Required

5.                    Plan of Distribution                             Not Required

6.                    Selling Shareholders                             Not Required

7.                    Use of Proceeds                                  Not Required

8.                    General Description of the Registrant            General Description of the Registrant

9.                    Management                                       Management

10.                   Capital Stock, Long-Term Debt, and Other         Capital Stock, Long-Term Debt, and
                      Securities                                       Other Securities

11.                   Defaults and Arrears on Senior Securities        Not Applicable

12.                   Legal Proceedings                                Legal Proceedings

13.                   Table of Contents of the Statement of            Table of Contents of Part B
                      Additional Information

PART B

ITEM NO.               REGISTRATION STATEMENT CAPTION                  CAPTION IN PART B
--------              ------------------------------                   -----------------
14.                    Cover Page                                      Cover Page

15.                    Table of Contents                               Table of Contents

16.                    General Information and History                 Not Applicable

17.                    Investment Objective and Policies               Investment Objectives and Policies

18.                    Management                                      Management

19.                    Control Persons and Principal Holders of        Control Persons and Principal Holders
                       Securities                                      of Securities

20.                    Investment Advisory and Other Services          Investment Advisory and Other Services

21.                    Brokerage Allocation and Other Practices        Brokerage Allocation and Other Practices

22.                    Tax Status                                      Tax Status

23.                    Financial Statements                            Not Applicable



PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PART A

ITEM 1.

     Not required.

ITEM 2.

     Not required.

ITEM 3.  FEE TABLE.

FEES AND EXPENSES

     This table describes the fees and expenses that you will pay if you buy and hold interests ("Interests") of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund").

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND*):

Management Fee                                                             1.00%
Incentive Allocation**                                                       10%
Other Expenses                                                             0.37%
Total Annual Expenses (other than the Incentive Allocation)                1.37%


                         EXAMPLE                          1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                          ------     -------     -------      --------
   You would pay the following expenses on a $1,000
 investment in the Fund, assuming a 5% annual return:     $14        $44         $76          $167

-----------------------

* Based on estimated net assets of $100 million.

** In addition to the Management Fee, Columbia Management Company ("Columbia Management" or the "Adviser") and Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") will be entitled to receive an incentive allocation for each "Incentive Period" (generally, a calendar year or the period between the previous Incentive Period and the date of a repurchase of Interests by the Fund) equal in the aggregate to 10% of the excess, if any, of (a) profit net of losses (after taking into account expenses, including the Management Fee) allocated to each Investor's capital account in the Fund for such Incentive Period over (b) the greater of (i) the Investor's Hurdle Rate Amount for that Incentive Period and (ii) the balance of the Investor's Loss Carryforward as of the end of the prior Incentive Period. An Investor's "Loss Carryforward" for each Incentive Period is increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Investor for the current Incentive Period. The "Hurdle Rate Amount" is the return the Investor would receive if its Interest as of the beginning of the Incentive Period (adjusted for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from one Incentive Period to another.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund will invest in Portfolio Funds and will, as an investor in the Portfolio Funds, bear certain expenses or annual performance-based incentive allocations (see Item 8 - Investment Objective, Strategies and Polices). "Annual

Expenses," as set forth above, does not reflect these expenses or allocations. These expenses and allocations will reduce the investment performance of the Fund's investments. The Example above likewise does not reflect the expenses or allocations borne by the Fund in respect of its investments in the Portfolio Funds. "Other expenses" is an estimate based on anticipated contributions to the Fund and anticipated expenses for the Fund's first year of operations, and includes professional fees and other expenses that the Fund will bear directly, such as administrative, accounting, custody and investor servicing expenses. For a more complete description of the various fees and expenses of the Fund, see Item 9 -- Management. THE EXAMPLE IS BASED ON THE EXPENSES SET FORTH IN THE TABLE ABOVE, NOT INCLUDING THE INCENTIVE ALLOCATION, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUND'S
FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE HIGHER OR LOWER THAN
THOSE SHOWN.

ITEM 4.

     Not required.

ITEM 5.

     Not required.

ITEM 6.

     Not required.

ITEM 7.

     Not required.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT.

     Columbia Management Multi-Strategy Hedge Fund, LLC is a closed-end, non-diversified, management investment company that was organized as a Delaware limited liability company on July 8, 2002. As of December 31, 2002, the Fund had not yet commenced investment operations.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

     The Fund's investment objective and policies are not fundamental and may be changed by the Fund's Board of Directors (the "Directors") without a vote of its members (the "Investors").

INVESTMENT OBJECTIVE

     The primary investment objective of the Fund is to provide Investors with an attractive, long-term rate of return, on an absolute as a well as a risk-adjusted basis, with low performance volatility and minimal correlation with the equity and fixed income markets.

INVESTMENT PHILOSOPHY

     The Fund intends to invest in non-traditional hedge funds ("Portfolio Funds"). The non-traditional investment strategies pursued by the Portfolio Funds may offer the following significant investment benefits:

     - A focus on generating absolute returns rather than returns relative to market conditions. The Fund's goal is to achieve a target level of return regardless of conditions in the equity or fixed income markets;

     -    Flexibility to invest in both long and short positions;

     - Diversification of investors' portfolios that are otherwise allocated to traditional stock and bond asset classes; and

     - Portfolio Funds are generally comprised of marketable securities, typically permitting valuations based on a mark to market and providing annual or semi-annual liquidity opportunities.

In addition, Portfolio Funds generally will be subject to fewer regulatory restrictions than is typically the case for registered investment companies, including with respect to manager compensation. Hence, such Portfolio Funds tend to attract capable and talented investment professionals.

INVESTMENT STRATEGY

     The Fund's strategy is to invest in 25-50 Portfolio Funds managed by different investment managers (the "Investment Managers") and employ different strategies to achieve the risk control benefits of diversification together with the value of a hedged investment approach. The Fund will pursue diversification by investing in Portfolio Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices, but also with each other. These Portfolio Funds will be managed by Investment Managers who specialize in the chosen strategies and who are selected by Grosvenor.

     Utilizing Portfolio Funds that invest in both long and short positions is expected to result in a reduction of overall market risk and the ability to capture opportunities from both long and short positions (although there can be no guarantee that this will be the case). The Fund will invest in Portfolio Funds that pursue a variety of investment strategies resulting in global market exposure to equities, currencies, interest rates and commodities (whether listed or unlisted, and whether rated or unrated).

INVESTMENT PROCESS

     Grosvenor, the Fund's subadviser, is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described herein and subject to oversight by Columbia Management and the Board of Directors (the "Board"). Columbia Management, the Adviser, has established guidelines for the management of the Fund's investments and will monitor the Subadviser to help assure the Fund's appropriate management. As part of its ongoing oversight, the Adviser also will review and consult with the Subadviser on specific strategy allocations and Portfolio Fund selections.

     Grosvenor intends to implement the Fund's investment strategy as follows:

     -    Identify, evaluate and select investment strategies;

     -    Identify, evaluate and select Investment Managers;

     -    Select, test and refine the Fund's proposed allocations to Portfolio
          Funds;

     - Allocate Fund assets to the selected Portfolio Funds and monitor (i) the Investment Managers of these Portfolio Funds, (ii) the investment strategies employed by the Investment Managers and their performance and (iii) the correlation of strategies among the Portfolio Funds; and

     - Adjust the Fund's investments on an ongoing basis, as deemed appropriate by the Subadviser, by reallocating the Fund's assets among Portfolio Funds or to new Portfolio Funds.

IDENTIFICATION, EVALUATION AND SELECTION OF INVESTMENT STRATEGIES

     When identifying prospective investment strategies, the Subadviser considers a variety of key factors, including:

          - expected returns from the investment strategy during a given period of time;

          -    expected variability of returns;

          -    magnitude of a potential severe case loss;

          - effects of different investment and economic environments on the strategy's expected returns;

          - cost of implementing the strategy, including transaction costs and Portfolio Fund fees;

          - correlation between the performance of a particular strategy and the Fund's existing portfolio;

          - quality and caliber of Investment Managers available to implement the strategy as well as the potential benefits of the alternative investment styles; and

          - fundamental or technical basis driving the expected profitability of the strategy.

     Investment strategies may be characterized as falling within one of three broad groups: ARBITRAGE, EQUITIES or OPPORTUNISTIC. Portfolio Funds may utilize any of these strategies, all of which may have certain regional focus characteristics. Although the relative weightings of each of these strategies within the Fund's portfolio may vary over time, at present it is anticipated that most of the Fund's assets will be allocated to arbitrage and equity strategies.

     ARBITRAGE STRATEGIES.

     Arbitrage strategies generally refer to the simultaneous purchase and sale of similar or related securities to profit from an underlying pricing discrepancy. They include the following types:

     CONVERTIBLE ARBITRAGE. Convertible arbitrage primarily involves taking long positions in convertible bonds or shares of convertible preferred stock and short positions in the underlying common stock into which the convertible securities are exchangeable. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities by purchasing an undervalued convertible security and hedging out the market risk through a short position in the stock. Convertible securities are priced as a function of the price of the underlying stock, expected future volatility of returns, risk-free interest rates and the issue-specific corporate/Treasury yield spread. The complexity of this pricing model may create opportunities for mispricings in the market place.

     STATISTICAL ARBITRAGE. Statistical arbitrage strategies are long/short stock portfolios that are determined based on quantitative models for selecting specific stocks and measuring market exposure. Based on these models, high-ranking securities are purchased and low ranking securities are sold short in relative quantities designed to result in an aggregate portfolio that is neutral to broad equity market movements. Often, these models rely upon fundamental balance sheet and income statement data such as: earnings yield; dividend yield; revisions in earnings forecasts; relationship between market capitalization, revenues and net asset values; earnings forecasts; and price histories. Other approaches utilize factor analysis to measure risk factors and relative attractiveness. Generally, these managers attempt to balance exposures and market risk across sectors, investment style and market capitalization. However, some statistical arbitrage managers focus on industry sectors.

     FIXED INCOME ARBITRAGE. Fixed income arbitrage includes a variety of arbitrage strategies that involve investments in fixed income instruments, weighted in an attempt to eliminate or reduce exposure to changes in the yield curve. These strategies attempt to exploit relative mispricings (e.g., anomalous yield differences) between related sets of fixed income securities. The generic types of fixed income hedging trades include the following: yield curve arbitrage; corporate versus government yield spreads; municipal bond versus government yield spreads; cash versus futures basis trades; mortgages versus swaps and Treasuries; mortgage derivative arbitrage; and hedged asset-backed securities.

     DISTRESSED SECURITIES. Distressed securities strategies focus on investing in troubled or restructuring companies at deep discounts through investments in stocks, fixed income, bank debt or trade claims. Investment Managers that employ this strategy seek to profit from possible pricing inefficiencies caused by limited investor participation due to legal and investment complexities of the bankruptcy or reorganization process.

     RISK (MERGER) ARBITRAGE. Risk arbitrage seeks to capitalize on pricing discrepancies in the equity securities of two companies involved in a merger-related transaction. For stock/swap transactions, this strategy typically entails buying the security of the company being acquired, while simultaneously selling the security of the purchasing company. In a cash/tender transaction, the Investment Manager seeks to capture the spread between the tender price and the price at which the target company's stock is trading.

     DIVERSIFIED -- EVENT DRIVEN. Diversified, event-driven strategies permit Investment Managers the flexibility to invest broadly in arbitrage strategies with a particular focus in event driven strategies, such as risk arbitrage, distressed and special situations. These Investment Managers actively allocate capital across these various disciplines based on their assessment of the relative opportunities.

     DIVERSIFIED -- RELATIVE VALUE. Diversified, relative value strategies permit Investment Managers the flexibility to invest broadly in arbitrage strategies with a particular focus on relative value (primarily market neutral) strategies, which includes convertible arbitrage, fixed income arbitrage, statistical arbitrage and option volatility arbitrage strategies. These Investment Managers actively allocate capital across these various disciplines based on their assessment of the relative opportunities.

     MULTI-STRATEGY ARBITRAGE. Multi-strategy arbitrage strategies permit Investment Managers the flexibility to invest in the broad set of arbitrage strategies, including both event driven and relative value strategies. These Investment Managers actively allocate capital across these various disciplines based on their assessment of the relative opportunities.

     EQUITIES STRATEGY.

     This strategy involves the purchase or short sale of stocks in U.S. equity markets. The Investment Managers that employ this strategy utilize a wide variety of investment styles that can vary by capitalization, value versus growth orientation and use of leverage. Investment Managers use short selling of individual stocks as well as equity index futures and options to control market exposure. Equity Investment Managers are classified according to their general investment style (generalist or sector specialist). Managers that employ this strategy are also categorized by their typical market exposure (long, long bias, neutral, short bias, short and variable). Investment Managers are assigned to a category according to their investment style and goals, rather than their invested position at any given time.

     The equities strategy also includes Investment Managers that may have a specific regional focus or that might be global specialists in several regions, including Europe, Asia or Emerging Markets. These Investment Managers may use a combination of "top down" country allocations that reflect macro views about the region as well as "bottom up" investments in specific companies.

     OPPORTUNISTIC STRATEGY.

     This strategy refers to Investment Managers who have the broad mandate to invest in any opportunity identified, such as debt, equities, foreign currencies, physical commodities and derivatives--in both developed and emerging markets globally. This category includes Investment Managers that might specialize in fixed income, equity indices, foreign currency trading and physical commodities (including investing in companies that specialize in the commodities themselves). They invest in both directional as well as hedged positions and typically use leverage in order to increase their invested positions.

     The Subadviser further categorizes Investment Managers in all strategies according to their geographical focus. It has chosen four broad regional classifications (U.S., Europe, Japan, and emerging markets) as well as the "global" category, which applies to Investment Managers with a predominantly global (generally developed markets) focus.

IDENTIFICATION, EVALUATION AND SELECTION OF INVESTMENT MANAGERS

     In its identification of Investment Managers, the Subadviser relies upon its proprietary network of information and individuals developed over the course of its 31 years of managing multi-manager investment funds. When evaluating a potential Investment Manager, the Subadviser considers both QUALITATIVE and QUANTITATIVE factors.

     The qualitative factors assessed for each prospective Investment Manager include:

         -   investment process                   -    integrity
         -   sources of investment ideas          -    talent
         -   research methodology                 -    dedication
         -   valuation methodology                -    assets under management
         -   risk management techniques           -    personal investment
         -   method of operation                  -    organization and staff
         -   background and tenure                -    liquidity

     Quantitative factors assessed for each prospective Investment Manager include:

          -    rate of return

          -    standard deviation of return

          -    Sharpe ratio

          -    correlation with various market indices and other managers

          -    performance compared to other managers using the same strategy

          -    worst period of loss

          -    fee levels and structure

     Based on such analysis, the Subadviser maintains a universe of "approved" Investment Managers employing "approved" investment strategies. Each current or prospective Investment Manager is assigned to a Grosvenor investing team, consisting of a senior investment principal and a research analyst. These teams are responsible for the initial assessment of each prospective Investment Manager as well as the ongoing monitoring of each Investment Manager.

SELECTION, TESTING AND REFINEMENT OF PROPOSED PORTFOLIOS

     The Subadviser will select and test prospective Portfolio Funds based upon both qualitative and quantitative factors. The Subadviser examines allocations by evaluating potential return and risk for each Investment Manager and each strategy. The Subadviser bases its estimates of expected rates of return on its judgment of the "timeliness" of each strategy in the prevailing market environment and the characteristics of each Investment Manager's style of investing. Similarly, the Subadviser estimates risk as a function of an assessment of the potential loss that each Investment Manager could sustain under extreme adverse conditions for the strategy employed by it, adjusted to reflect each Investment Manager's investment approach. By combining the estimates of severe loss with the proposed capital allocations, the Subadviser seeks to gain an understanding of the potential negative impact that each Investment Manager and, in turn, each strategy could have on the Fund's portfolio's overall performance.

     Evaluating the relationship, or trade-off, between potential loss, or risk, and expected return allows the Subadviser to determine the relative attractiveness of prospective Portfolio Funds.

     Supplementing the analysis of strategies and Investment Managers is an assessment of the correlation among strategies and Investment Managers. Correlation is an important factor in evaluating a portfolio's risk/return characteristics. In testing a prospective portfolio, therefore, the Subadviser not only determines each allocation's risk/return characteristics, but also considers how that allocation fits within the context of a diversified portfolio. To further test and refine the conclusions drawn through this process, the portfolios are back-tested in order to assess various statistical attributes, including historical return, standard deviation, maximum drawdown and correlation with various asset class indices. Grosvenor also considers the risk/return characteristics of the entire portfolio, including the level of correlation among Investment Manager performances during times of market stress.

ALLOCATION OF ASSETS TO PORTFOLIO FUNDS AND ONGOING MONITORING

     The final stage in determining a portfolio for the Fund is allocating assets among the strategies and Investment Managers. The Fund's investments will generally be made through the purchase of limited partnership interests, shares or other equity interests in Portfolio Funds. The Adviser and the Subadviser will then monitor the performance of each selected Portfolio Fund. Principal/analyst teams at the Subadviser have primary responsibility for monitoring investments, including monthly tracking of Investment Manager performance and market exposure. These teams also attempt to identify potentially adverse developments, stay abreast of market conditions affecting specific strategies and evaluate the potential impact of these developments on a portfolio's overall allocation. The Fund will not receive actual trading records from most of its Portfolio Funds, but will be sent periodic reports and audited financial statements.

     Adequate systems are critical to managing the volume of information received. The Subadviser uses customized software systems to support its investment process and the administration of the Fund's portfolio. It has developed a manager database, reporting and simulation system in conjunction with a third party software vendor. This system provides the modeling tools used to monitor portfolio performance and evaluate prospective portfolio modifications. It allows the Subadviser to track, among other things, periodic performance, contribution to return, liquidity, performance rankings and various portfolio statistical characteristics. The Subadviser has also developed a manager profile system that is a comprehensive database of qualitative information about each manager. In addition, the Subadviser has developed in-house a series of proprietary risk-management tools used to evaluate the risk and market exposure of existing and prospective portfolios.

ONGOING ADJUSTMENT OF THE FUND'S INVESTMENTS

     Generally, the Fund intends to make medium- to long-term commitments to each Portfolio Fund, providing a realistic opportunity for each Portfolio Fund to achieve its objective(s). However, the Fund's portfolio will be dynamic. Asset allocations to existing Portfolio Funds will be adjusted and Portfolio Funds (and Investment Managers) will be added or replaced as the Subadviser deems advisable. The reasons for adjusting the Fund's holdings of Portfolio Funds to reduce or eliminate allocations to an Investment Manager or, where appropriate, a strategy, include:

          -    better alternatives exist for investing the capital;

          -    changes in the Subadviser's expectations for a strategy;

          -    changes in the investment or economic environment;

          - changes in the amount of assets allocated to a particular strategy; and

          - changes in circumstances regarding an Investment Manager, including: (i) changes in the investment process, the method of operation, type or amount of assets under management and/or personnel; (ii) conflicts of interest; (iii) low performance relative to other managers using the same strategy; and (iv) withdrawal of the Investment Manager's personal investment.

     In addition to investing the Fund's assets in Portfolio Funds, Grosvenor may directly invest the Fund's assets (typically, assets of the Fund that are held in reserve rather than invested in Portfolio Funds, or assets held by the Fund pending their investment in Portfolio Funds). Such direct investing will generally involve an insubstantial portion of the Fund's assets. Direct investments will typically be (i) for the purpose of correcting a perceived exposure of the Fund to a particular market (for example, the purchase of puts on the S&P 500 index) and (ii) for cash management purposes (for example, the purchase of high quality, fixed income securities, money market instruments, money market mutual funds, or cash or cash equivalents).

RISK FACTORS

RISKS AND CONSIDERATIONS

POTENTIAL LOSS OF INVESTMENT. Although the Subadviser will seek to lessen risk by utilizing a variety of investment strategies and Investment Managers, an Investor nevertheless could lose all or a substantial portion of its investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

ILLIQUIDITY. The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors. The Fund does not intend to list its Interests for trading on any national securities exchange and there is not now, and is not expected to be in the future, a public market for Interests. Interests generally may not be assigned, transferred or encumbered, and are not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Investors and they will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their net asset value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Investors whose Interests are accepted for repurchase also bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests.

NO PRIOR OPERATING HISTORY. The Fund has no operating history on which prospective Investors can base their investment decision. Investors will have limited participation in the management or control of the business of the Fund, and therefore will depend solely on the ability of the Adviser and the Subadviser with respect to these matters. Although the Fund is newly organized, the Subadviser has had extensive experience sourcing, selecting and investing in Portfolio Funds. However, the past performance of other investment funds managed by the Subadviser is not necessarily indicative of the future results of the Fund. The Subadviser has no prior experience managing a registered investment company.

GENERAL INVESTMENT RISKS. There are three principal types of risk that can adversely affect the Fund's investment approach: market risk, strategy risk and manager risk.

     MARKET RISK reflects the fact that there are certain general market conditions in which any given investment strategy is unlikely to be profitable. Neither the Adviser, the Subadviser nor the Investment Managers of the Portfolio Funds will have any ability to control or predict such market conditions. With respect to market risk, the Fund's approach will be designed to achieve broad diversification across global capital markets (I.E., equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments, across numerous markets worldwide) and thus limit its exposure to any single market. However, from time to time multiple markets could move in tandem against the Portfolio Funds' positions and the Fund could suffer substantial losses (E.G., the concurrent declines in global equity and fixed income markets in early
     1994).

     STRATEGY RISK is associated with the failure or deterioration of an entire strategy such that most or all managers employing that strategy suffer significant losses. Strategy-specific losses may result from excessive concentration by the Investment Managers of multiple Portfolio Funds in the same investment or broad events that adversely affect particular strategies (E.G., illiquidity within a given market). Certain of the strategies employed by the Investment Managers of the

     Portfolio Funds can be expected to be speculative and involve substantial risk of loss in the event of such failure or deterioration.

     MANAGER RISK encompasses the possibility of loss due to manager fraud (at the trader or principal level), intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or trading in new capital markets) or simply poor judgment. Were any of these risks to be realized within any of the Portfolio Funds, the Fund's performance would suffer.

MULTIPLE INVESTMENT MANAGER RISKS. The Fund will invest in multiple Portfolio Funds and will thus use multiple Investment Managers, each of which trades independently of the others. There can be no assurance that the use of multiple Investment Managers will not effectively result in losses by certain of the Investment Managers offsetting, or more than offsetting, any profits achieved by others. Further, various Investment Managers will from time to time compete for the same positions. Conversely, opposite positions held in the accounts managed by different Investment Managers will be economically offsetting. As long as Investment Managers utilized by the Fund hold opposite positions, the Fund will as a whole be unable to recognize any gain or loss on such open positions, while at the same time incurring brokerage commissions and paying advisory fees. If one Portfolio Fund purchases securities of an issuer whose securities are being sold by another Portfolio Fund, the Fund may indirectly incur transaction costs without accomplishing any net investment result.

     The offsetting losses described above could be further exacerbated by the fact that incentive fees may be allocable to those Investment Managers which recognize profits irrespective of the losses incurred by others or the Fund overall. Further, if the Fund replaces a manager (i.e., withdraws from one Portfolio Fund and invests in another Portfolio Fund) at a time when such manager has cumulative losses since its last receipt of an incentive fee, the Fund will lose the benefit of such losses for incentive fee calculation purposes. If the replacement manager generates new profit, the Fund may have to pay an incentive fee to the replacement manager even though it might not have had to pay an incentive fee to the former manager for the same level of profits.

INVESTMENT OPPORTUNITIES. Because of heightened interest in hedge fund investing by pension funds, institutions and endowments, there is considerable competition to gain access to the top-tier hedge funds. The Adviser believes that the Subadviser's experience in these markets and its existing relationships with managers of other Portfolio Funds, companies, private equity sponsors, investors and financial institutions worldwide will result in access to many of these funds. However, there can be no assurance that sufficient high-quality investment opportunities will be available.

ALLOCATION RISKS. The Subadviser expects from time to time to change the percentage of the Fund's assets allocated to each Portfolio Fund, as well as to withdraw from certain Portfolio Funds and invest in new Portfolio Funds. These changes will be made in the Subadviser's discretion, subject to oversight or direction by the Board and the Adviser as described herein. Among other reasons, allocation changes are likely to occur as the result of performance differences among Portfolio Funds and/or the Fund's receipt of additional investments during periods when certain
Portfolio Funds may no longer be accepting additional funds. In that case, the additional capital would have to be allocated to those Portfolio Funds
(if any) accepting additional funds, which would increase the percentage of the Fund's assets allocated to such "open" Portfolio Funds and decrease the percentage allocated to "closed" Portfolio Funds. The success of the Fund will depend on the Subadviser's ability to identify and allocate the Fund's assets among new and existing Portfolio Funds.

VOTING LIMITATIONS. As a result of certain restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") on investments by the Fund in "affiliated persons" (as that term is defined in the 1940 Act) of the Fund, in order to invest in certain issuers the Fund may be required to forego voting rights associated with such investment. In addition, the Fund may not be permitted to invest in certain issuers unless other investment vehicles advised by the Adviser or Subadviser agree to forego all or a portion of their voting rights in such issuer, and there can be no assurance that such investment vehicles will agree to reduce their voting rights in order to accommodate an investment by the Fund.

LACK OF DIVERSIFICATION. The Fund will have a limited number of investments, which means that the aggregate returns realized by Investors may be adversely affected by the unfavorable performance of a small number of Portfolio Funds. The Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. In addition, various factors, including prevailing market conditions, availability of investment opportunities and the timing of investments, may prevent the Fund's portfolio from being as diversified as the Subadviser might otherwise prefer. If at any time the Fund's investments are concentrated in Portfolio Funds focusing on one or more sectors or industries, the Fund's investments in the Portfolio Funds will be substantially subject to the risks inherent in direct investments in such industries and sectors, including prevailing market conditions.

     Similarly, a number of Portfolio Funds of the Fund might accumulate substantial positions in the same or related instruments at the same time. Because information regarding the actual investments made by such Portfolio Funds is generally not immediately available, the Subadviser is and will continue to be unable to determine whether such accumulations, which could interfere with the Fund's objectives, have taken place.

FEES AND EXPENSES. In addition to the fees and expenses associated with operating the Fund, the management fee and the incentive allocation, each of the Portfolio Funds in which the Fund invests will also be subject to its own fees and expenses and the special allocation or carried interest payable to its manager and sponsor. Each of the Investment Managers generally will charge an asset-based fee, and some or all of the Investment Managers will also receive performance-based allocations or carried interests. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management in the Portfolio Funds and the performance-based allocations (or carried interests) to the Investment Managers are generally expected to range from 15% to 25% annually of net profits, but could be higher or lower in particular instances. These fees and allocations may have a material adverse effect on the investment return of the Fund.

     An Investor who meets the conditions imposed by the Investment Managers of the Portfolio Funds for investment in Portfolio Funds, including minimum initial investment requirements that are likely to be higher than the Fund's minimum initial investment, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an Investor bears a PRO RATA portion of the asset-based and performance-based fees and other expenses of the Fund (which the Investor would avoid by investing directly in the Portfolio Funds) and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an Investor in the Portfolio Funds.

     The Investment Managers of the Portfolio Funds may also frequently change their trading positions. The portfolio turnover and brokerage commission expense of a Portfolio Funds may therefore significantly exceed those of other investment entities of comparable size.

INCENTIVE COMPENSATION STRUCTURE. Because the Adviser, Subadviser and Investment Managers will receive incentive fees based on investment profits, they may have an incentive to make riskier or more speculative investments in order to generate profits than they would if they were not receiving performance-based compensation. Under the agreements with certain Investment Managers of Portfolio Funds, the Investment Managers may benefit from appreciation, including unrealized appreciation, in the value of the Portfolio Funds they manage, but may not be penalized for realized losses or decreases in the value of the Portfolio Funds. In certain cases, the Investment Managers' compensation may be determined separately year to year without regard to prior losses, although the Subadviser generally invests in Portfolio Funds that carry forward losses to subsequent years for purposes of determining incentive compensation. All returns to Investors will be net of such fees, expenses and carried interests.

VALUATION OF THE FUND'S INVESTMENTS. As the Fund anticipates that market prices will not be readily available for most Portfolio Funds in which it invests, the valuation of the Fund's investments in Portfolio Funds will ordinarily be determined based on valuations provided by the Investment Managers for such Portfolio Funds subject to the good faith determination by the Board that the values provided by the Investment Managers will represent the fair value of the Fund's investments in the Portfolio Funds. Although the Subadviser will review the valuation procedures used by the Investment Managers, the Subadviser and the Board will have little or no means of independently verifying valuations provided by such Investment Managers.

UNDERLYING MANAGEMENT. The Fund, the Adviser and the Subadviser will not be in a position to control the Portfolio Funds in which the Fund invests or otherwise direct the decisions of their Investment Managers. Thus, the success of the Fund will depend upon the judgments and abilities of the Investment Managers of the Portfolio Funds. Although the Subadviser will attempt to select funds with superior managers, there can be no assurance that it will be successful in doing so. In addition, some of the Investment Managers of the Portfolio Funds may consist of only one principal. If that individual were to die or become incapacitated, the Portfolio Fund, and thus the Fund, might sustain losses.

RISKS OF THE PORTFOLIO FUNDS. Risks relating to the operation of the underlying Portfolio Funds may also have an indirect effect on the Fund and its performance. These risks include, but are not limited to:

     GENERAL ECONOMIC CONDITIONS. Unexpected volatility or illiquidity in the markets in which the Portfolio Funds (directly or indirectly) hold positions could impair their ability to carry out their business or cause them to incur losses, which could harm the performance of the Fund.

     SUSPENSIONS OF TRADING. A suspension of trading on a securities or commodities exchange could render it impossible for an investment manager to liquidate positions and thereby expose a Portfolio Fund, and thus the Fund, to losses.

     LACK OF LIQUIDITY IN MARKETS. The markets for some securities and futures have limited liquidity and depth, which could be a disadvantage to any one or more Portfolio Funds, both in the realization of the prices which are quoted and in the execution of orders at desired prices.

     RISK OF LITIGATION. Investment Managers of the Portfolio Funds might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Portfolio Fund or Fund or could be named as a defendant in a lawsuit or regulatory action.

     INCREASE IN AMOUNT OF ASSETS UNDER MANAGEMENT. It is not known what effect, if any, an increase in the amount of assets under management will have on the trading strategies of the Investment Managers of the Portfolio Funds or their investment results.

     INSTITUTIONAL RISK. Institutions, such as brokerage firms, banks or investment funds, will have custody of the assets of the Portfolio Funds. Bankruptcy or fraud at one of these institutions could impair the operational capabilities or capital position of the Portfolio Fund or an entity in which it has invested.

LIMITED KNOWLEDGE OF PORTFOLIO FUND ACTIVITIES. The Subadviser generally will not be given current access to information regarding the actual investments made by the Portfolio Fund Investment Managers, as such information is considered proprietary. At any given time, the Subadviser may not know the composition of the Portfolio Funds with respect to the degrees of hedged or directional positions, or the extent of concentration risk or exposure to specific markets. In addition, the Subadviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact. An Investment Manager may use proprietary investment strategies not fully disclosed to the Subadviser, which may involve risks that the Subadviser does not anticipate. The Subadviser may be unable independently to verify information provided to it by Investment Managers.

TAX CONSIDERATIONS. See Item 10 (under the heading "TAX CONSIDERATIONS") for a discussion of certain tax considerations affecting an investment in the Fund.

DERIVATIVE AND LEVERAGE RISK. Some or all of the Portfolio Funds may borrow money from brokers and banks for investment purposes. This practice is known as engaging in "leverage." The Portfolio Funds may also utilize a variety of special investment instruments and techniques to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. These strategies may be executed through transactions in derivative instruments, or "derivatives." The use of leverage, derivatives and other specialized trading techniques are riskier than many investment strategies and will result in greater volatility for the Fund. In addition, Portfolio Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing. Therefore, Portfolio Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging, than is permitted to a registered investment company.

FOREIGN INVESTMENTS. A portion of the Fund's portfolio will involve direct or indirect exposure to one or more foreign markets. These markets tend to be more volatile and less well-developed than U.S. markets and involve special risks. Because non-U.S. entities are not subject to uniform accounting, auditing and financial reporting standards, public information regarding the Portfolio Fund's investments may not be available in the quality and quantity typical of comparable domestic investments. In addition, foreign financial markets are not subject to the same type or degree of government regulation as U.S. markets. Exposure to foreign markets also entails risk to the Fund that it could be negatively affected by expropriation, confiscatory taxation, limits on the removal of funds or other assets or the repatriation of profits, U.S. and foreign withholding taxes, import duties or other protectionist measures, and adverse political, social and economic developments abroad. Furthermore, investments in foreign markets may subject the Fund directly or indirectly to currency risks associated with the countries in which the underlying companies are operating.

BORROWING FACILITY. It is anticipated that the Fund will establish a borrowing facility. The primary purpose of the borrowing facility is to enable the Fund to meet its investment commitments to Portfolio Funds and other obligations in a timely manner. Interest payments and fees incurred in connection with borrowings will increase the Fund's expenses.

CONFLICTS OF INTEREST

     Certain conflicts of interest exist in the relationships between the Fund and each of the Adviser, FleetBoston Financial Corporation ("FleetBoston"), the Subadviser and the Investment Managers. Such conflicts could affect the objectivity of these parties and the performance of the Fund. While FleetBoston, the Adviser and the Subadviser in all instances will use reasonable efforts to resolve these conflicts of interest equitably, there can be no assurance that they will be successful in that regard.

FLEETBOSTON AND COLUMBIA MANAGEMENT

     FleetBoston, the Adviser and their respective affiliates and their respective directors, officers, employees and agents (collectively, the "FleetBoston Parties") carry on or may in the future carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions, individual clients and other investment funds, some of which may have investment objectives similar to, or hold the same investments as, the Fund (collectively, "FleetBoston Clients"). The Fund has no interest in these activities.

     The FleetBoston Parties have, and continue to seek and develop, banking, brokerage, financing, trading and other financial and advisory relationships with numerous clients and issuers, including issuers in which the Fund directly or indirectly invests, competitors of these issuers, and Portfolio Funds and their Investment Managers. These relationships result in certain conflicts of interest, including: (i) FleetBoston Parties may recommend to their clients activities that would compete with or otherwise adversely affect issuers in which the Fund directly or indirectly invests;
     (ii) FleetBoston Parties may be retained to provide services to, and will expect to receive customary compensation (which will not be shared with the Fund) from, issuers in which the Fund directly or indirectly invests; the Fund will not have access to confidential information which may be provided by such issuers to other FleetBoston Parties; (iii) when a FleetBoston Party provides or arranges financing to, or has unsettled receivables from, a borrower in which the Fund directly or indirectly invests, the FleetBoston Party may have, and in the event of the borrower's default or insolvency, will have, interests substantially divergent from those of the Fund; and (iv) the existence of a client relationship between a FleetBoston Party and an issuer could preclude a purchase or sale of such issuers' securities by the Fund, and the ability of the Fund to engage in certain transactions may be restricted by legal requirements applicable to a FleetBoston Party.

     Fleet National Bank, a direct, wholly-owned subsidiary of FleetBoston, and Quick & Reilly, Inc., an indirect, wholly-owned subsidiary of FleetBoston, act as placement agents for the Fund and bear their own costs associated with their activities as placement agents. The placement agents from time to time may engage, at no cost to the Fund, sub-placement agents. The Adviser and the placement agents intend to compensate securities dealers and other industry professionals for their ongoing servicing of clients with whom they have placed

     Interests in the Fund. Such compensation is based on a formula that takes into account the amount of client assets being serviced.

     Affiliates of the Adviser may provide brokerage and other services from time to time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Fund.

GROSVENOR

     The Subadviser and its affiliates and its and their respective members, partners, shareholders, directors, officers, employees and agents (collectively, "Subadviser Parties") have organized and/or advise a number of investment funds, including funds with investment objectives similar or substantially similar to those of the Fund, and advise additional clients, some of which hold or may hold the same investments as the Fund (the "Subadviser Clients"). The Subadviser Parties may in the future organize and/or advise other investment funds or accounts with investment objectives similar or substantially similar to the Fund.

     The Subadviser Parties and Subadviser Clients may place assets under the management of or otherwise procure investment advisory services from any investment manager directly or indirectly utilized by the Fund. A Subadviser Party or Subadviser Client who so places assets under the management of or otherwise procures investment advisory services from any investment manager directly or indirectly utilized by the Fund may do so on terms (including terms relating to fees and liquidity) that are more advantageous than those applicable to the Fund.

     Certain Subadviser Parties or Subadviser Clients own an interest, directly or indirectly, in investment management firms, and may place funds under management with such firms. To the extent permitted by law, the Fund may also place funds under management with one or more of these investment management firms. In these cases, such Subadviser Parties or Subadviser Clients would have an interest in the profits and fees earned by such investment management firms, including profits and fees relating to any investment by the Fund with such firms.

     The Fund may and will have investments which differ from the investments of Subadviser Clients. In addition, the Subadviser may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, by a Subadviser Client.

     In some instances, the Subadviser may be required to allocate limited investment opportunities with Investment Managers among the various investment funds (including the Fund) or other accounts that it and its affiliates manage. The Subadviser is not committed to allocating opportunities among the investment funds it and its affiliates manage in any particular proportion. When the Subadviser determines that it would be appropriate for the Fund and one or more other clients to participate in an investment transaction in the same investment at the same time, it will attempt to conduct such transaction on a basis that the Subadviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as such other investment funds or accounts, in all investments. The Subadviser will take steps to ensure that no participating investment fund or client will be systematically disadvantaged by such investments.

     Situations may also occur where the Fund could be disadvantaged because of the investment activities conducted by the Subadviser for the other clients of the Subadviser. Such situations may be based on, among other things, the following: (i) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and other clients of the Subadviser, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (ii) the difficulty of liquidating an investment for the Fund and other clients of the Subadviser where the market cannot absorb the sale of the combined positions; and
     (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

THE INVESTMENT MANAGERS

     The Investment Managers utilized by the Fund may also be subject to significant conflicts of interest. Investment Managers may be involved in other business ventures and may organize or become involved in other business ventures in the future. The Fund will not share in the risks or rewards of the Investment Managers in such other ventures. However, such other ventures will compete for the Investment Managers' time and attention and might create other conflicts of interest.

     The Investment Managers may manage a number of accounts and may have certain incentives to favor certain of such accounts over the Portfolio Funds of the Fund. In investing on behalf of other clients, as well as such Portfolio Funds, Investment Managers must allocate their resources, as well as limited market opportunities, among such accounts. Doing so not only could increase the level of competition for the same trades the Portfolio Funds might otherwise make, including the priorities of order entry, but could also make it difficult or impossible to take or liquidate a position in a particular security at a price indicated by an Investment Manager's strategy. The Investment Managers and their principals, in managing funds other than those of the Portfolio Funds of the Fund, may employ trading methods, policies and strategies which differ from those under which such Portfolio Funds operate. Therefore, the results of the trading of the Portfolio Funds may differ from those of the other accounts traded by the Investment Managers.

     An Investment Manager may from time to time cause a Portfolio Fund to effect certain principal transactions in securities with one or more other accounts of the Investment Manager, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Portfolio Fund to purchase and another account of the Investment Manager to sell, or the Portfolio Fund to sell and an account of an Investment Manager to purchase, the same security or instrument on the same day.

OTHER MATTERS

     No FleetBoston Party or Subadviser Party will be obligated to present any particular investment opportunity to the Fund even if such opportunity is of a character which, if presented to the Fund, could be taken by the Fund.

     The Adviser and the Subadviser and their respective officers and employees will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interests in allocating their time and activity between the Fund and such other activities. The Adviser and the Subadviser and their respective officers and employees will devote as much time to the Fund as is necessary and appropriate.

     BancBoston Ventures Inc., an affiliate of the Adviser, has a substantial ownership interest in Value Asset Management, Inc. As of the date of this offering, BancBoston Capital Inc., also an affiliate of the Adviser, is an investor in a fund of hedge funds managed by Grosvenor.

     The FleetBoston Parties, the Subadviser Parties, the Investment Managers and their respective personnel may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made by the Fund or the Portfolio Funds. As a result of differing trading and investment strategies or constraints, positions may be taken by a FleetBoston Party, a Subadviser Party, an Investment Manager or their respective personnel that are the same, different from or made at different times from positions taken for the Fund or the Portfolio Funds.

     The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except in accordance with the 1940 Act.

     Future investment activities of the FleetBoston Parties, the Subadviser Parties, the Investment Managers and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above.

     These activities and conflicts of interest are explicitly acknowledged and consented to by each Investor as a necessary condition to such Investor's admission to the Fund.

ITEM 9.  MANAGEMENT.

BOARD OF DIRECTORS, INVESTMENT ADVISER AND SUB-ADVISER

     THE DIRECTORS AND THE ADVISER. The Directors have responsibility for general oversight of the Fund's business and affairs. As noted above, the Fund's investment adviser is Columbia Management Company, One Financial Center, Boston, Massachusetts 02111. Columbia Management and its affiliates manage $142 billion (as of September 30, 2002) in assets for clients ranging from high net worth individuals to large institutions. Columbia Management Company is one of the world's top 30 asset managers by assets under management (as of December 31, 2001) as well as one of the top mutual fund managers in the United States. The Adviser is an indirect subsidiary of FleetBoston Financial Corporation ("FleetBoston"). FleetBoston is the seventh-largest financial holding company in the United States. A diversified financial service company with assets of $187 billion (as of September 30, 2002), FleetBoston offers a comprehensive array of innovative financial services to 20 million customers in more than 20 countries and territories. Among the company's key lines of business are: investment services, including nationwide brokerage; retail banking, with more than 1,500 branches and more than 3,700 ATMs in the Northeast; corporate banking, including capital markets/investment banking and commercial finance; and full-service banking through more than 250 international and domestic offices. FleetBoston is headquartered in Boston and listed on the New York Stock Exchange (NYSE: FBF).

     Columbia Management has responsibility for the management of the Fund's affairs, subject to the supervision of the Board. Columbia Management monitors and evaluates Grosvenor, the Fund's sub-adviser, to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines. Columbia Management does not, however, determine what investments will be purchased or sold for the Fund or the allocation of Fund assets among Portfolio Funds.

     COMPENSATION TO ADVISER. Pursuant to a management agreement between the Fund and Columbia Management (the "Management Agreement"), Columbia Management is entitled to a management fee, payable monthly in arrears, equal to 1.00% at an annual rate of the Fund's average net assets. On or before the tenth business day of each month, the Fund will calculate an amount (the "Monthly Management Fee") equal to 0.0833% of the net asset value of the Fund as of the last business day of the previous month, determined before giving effect to the payment of the accrued Monthly Management Fee being calculated or to any repurchases or distributions as of such date or any capital contributions made on such date (such capital contributions being deemed to be made as of the next day). The Fund will pay the Monthly Management Fee for each Payment Month to the Adviser on or before the thirtieth day of the following month. The

Monthly Management Fee shall be calculated on a pro rata basis in the case of any partial months.

     In addition to the Management Fee, the Adviser (and the Subadviser), pursuant to the terms of the Fund's Operating Agreement, is entitled to an incentive allocation depending on the Fund's performance. The incentive allocation will be calculated with respect to each Investor on the last day of each Incentive Period. An "Incentive Period" for each Investor's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year;
(ii) the next repurchase of all or any portion of such Investor's Interest;
(iii) the withdrawal of Columbia Management or Grosvenor in connection with their Special Member's ceasing to serve as Adviser or Subadviser, respectively, to the Fund; or (iv) the dissolution of the Fund. Incentive allocations will be calculated after giving effect to allocations (other than the incentive allocations for the period) but before giving effect to any distributions and repurchases of Interests by the Fund or debits to such capital account reflecting items not chargeable ratably to all Investors, and will be charged to each Investor's capital account and credited to the Adviser's (and the Subadviser's) capital account pursuant to arrangements between the Adviser and Subadviser and the Fund.

     The aggregate incentive allocation (to the Adviser and Subadviser combined) for an Incentive Period equals 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Investor's capital account for such Incentive Period over (b) the greater of (i) the Investor's Hurdle Rate Amount for that Incentive Period and (ii) the balance of the Investor's Loss Carryforward as of the end of the prior Incentive Period. An Investor's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Investor's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Investor for the current Incentive Period. The "Hurdle Rate Amount" is the return an Investor would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period.

     In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Investor shall be treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Investor during the Incentive Period prior to such repurchase or distribution, and the Investor's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, shall be allocated between the two Interests in proportion to the portion of the Investor's Interest that is repurchased or distributed.

     THE SUBADVISER. The Fund's investment portfolio is managed on a day-to-day basis by Grosvenor, subject to the general oversight of Columbia Management and the

Board. Grosvenor's principal business address is 227 West Monroe Street, Suite 4800, Chicago, Illinois 60606. Formed in 1971, Grosvenor manages several unregistered Portfolio Funds but has not previously been an investment adviser (or sub-adviser) to a registered investment company. Grosvenor Acquisition Co., a wholly-owned subsidiary of Value Asset Management, Inc., is a majority member of GCM L.L.C., an Illinois limited liability company, which is the general partner of the Subadviser and, in that capacity, manages the day-to-day business and affairs of the Subadviser. Grosvenor Holdings, L.L.C. is the managing member of GCM L.L.C. Value Asset Management, Inc. is a Connecticut-based holding company formed in 1995 for the purpose of acquiring ownership interests in entities engaged in the investment management business. It does not play a role in the day-to-day management of the Subadviser's business and affairs. As described above, BancBoston Ventures Inc., an affiliate of the Adviser, has a substantial ownership interest in Value Asset Management, Inc.

     COMPENSATION TO THE SUBADVISER. Pursuant to a subadvisory agreement among Grosvenor, Columbia Management and the Fund (the "Subadvisory Agreement"), Grosvenor is entitled to a sub-advisory fee, payable monthly in arrears, from Columbia Management equal to 0.45% at an annual rate of the portion of the Fund's assets managed by Grosvenor. In addition, Grosvenor will be entitled to receive a portion of the incentive allocation described above. Grosvenor will also be eligible for reimbursement by the Fund of certain expenses up to $25,000 in any calendar year.

PORTFOLIO MANAGEMENT

     The Fund's day-to-day operations are overseen by a committee of Grosvenor professionals, the principal members of which are identified below.

RICHARD ELDEN, CHAIRMAN

Mr. Elden founded the firm in 1971 and is the firm's Chairman. Mr. Elden is a member of the firm's Investment Committee and shares responsibility for portfolio management as well as the evaluation, selection and monitoring of various investment strategies and managers. Prior to that time, Mr. Elden was a securities analyst with A.G. Becker & Co., Inc., a financial analyst with Science Research Associates, Inc. and a financial writer with the Chicago Sun-Times. He received a B.A. in 1956 from Northwestern University and an M.B.A. in 1966 from the University of Chicago's Graduate School of Business and graduated from the Harvard Business School's Owner/President Management Program in 1997.

MICHAEL J. SACKS, MANAGING PARTNER

Mr. Sacks joined the firm in 1990 and is the firm's Managing Partner. In addition to his management responsibilities, Mr. Sacks is a member of the firm's Investment Committee and shares responsibility for portfolio management as well as the evaluation, selection and monitoring of various investment strategies and managers. From 1988 through 1990, Mr. Sacks was associated with Harris Associates, L.P. Mr. Sacks received a B.A. in Economics from Tulane University in 1984 and two degrees from Northwestern University in 1988: an M.B.A. from the J.L. Kellogg Graduate School of Management and a J.D. from the School of Law. He is a member of the Illinois Bar.

STEPHEN J. MALKIN, PARTNER

Mr. Malkin has been affiliated with Grosvenor since 1992 and joined the firm full-time in 1995. Mr. Malkin is a member of the Investment Committee and shares responsibility for portfolio management as well as the evaluation, selection and monitoring of various investment strategies and managers. From 1992 to 1995, Mr. Malkin managed a multi-manager, multi-strategy investment partnership in a joint venture relationship with Grosvenor. From 1988 through 1991, Mr. Malkin worked in various management positions for JMB Realty Corporation, focusing on non-real estate corporate acquisition opportunities. From 1983 to 1986, Mr. Malkin was an analyst with Salomon Brothers in Chicago and Tokyo. He received a B.B.A. in Business Administration from the University of Michigan in 1983 and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania in 1988.

DAVID B. SMALL, PARTNER

Mr. Small joined the firm in 1994. Mr. Small is a member of the Investment Committee and shares responsibility for portfolio management as well as the evaluation, selection and monitoring of various investment strategies and managers. Prior to joining Grosvenor, Mr. Small was a consultant to Grosvenor and the founder and CEO of David Bruce & Co., a software firm specializing in the development of risk management systems for derivatives trading firms from 1987 through 1994. From 1979 to 1982, Mr. Small was associated with Philadelphia Insurance Research Group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1978 and an M.B.A. in Finance/Econometrics from the University of Chicago's Graduate School of Business in 1986.

INVESTMENT MANAGERS

     As noted above, each of the individual Portfolio Funds in which the Fund invests will be managed by one or more Investment Managers. For this service, the Fund will bear its PRO RATA portion of the fees payable to such Investment Managers by their respective Portfolio Funds. Each of the Investment Managers generally will charge an asset-based fee, and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management in the Portfolio Funds and the performance-based allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits. These fees may have a material adverse effect on the investment return of the Fund.

OTHER SERVICE PROVIDERS TO THE FUND

     The Fund has entered into an Administration, Accounting and Investor Services Agreement and a related Escrow Agreement with PFPC, Inc., a Massachusetts corporation ("PFPC"). Pursuant to these agreements, PFPC provides to the Fund: (i) administrative services, including, but not limited to, preparation and filing of the Fund's federal and state tax returns and annual and semi-annual reports; (ii) accounting services necessary for the Fund's operations; and (iii) investor services including the processing of investments and repurchase requests by Investors, establishing Investor capital accounts and performing required allocations (including of any incentive allocation) with respect to the capital accounts and preparing and/or mailing offering materials, reports and other notices required to be sent to Investors. The Fund has also entered into a Custodian Services Agreement with PFPC Trust Company, a limited purpose Delaware trust company that is an affiliate of PFPC, pursuant to which PFPC Trust Company will serve as the Fund's custodian. PFPC Trust Company's address is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153. In its capacity as custodian, PFPC Trust Company will keep custody of the Fund's assets and maintain cash accounts in connection with the purchase, sale or redemption of securities by the Fund. The Fund pays to PFPC and to PFPC Trust Company annual fees, payable monthly (and subject to minimum monthly amounts) for the services that they provide. PFPC and PFPC Trust Company charge additional fees for performing certain other services for the Fund and its Investors, including preparing tax filings. Payments to PFPC and PFPC Trust Company are generally not expected to exceed the annual rate of 0.3% of the Fund's average net assets.

     Quick & Reilly, Inc. and Fleet National Bank, affiliates of the Adviser, serve as the Fund's placement agents. PricewaterhouseCoopers LLP serves as independent accountants to the Fund, and Ropes & Gray serves as counsel to the Fund.

FUND EXPENSES

     The Fund will bear all of the expenses of its own operations, including, but not limited to, investment, legal, audit, fund accounting, transfer agency, custody, registration and organizational expenses and blue sky filing fees, as well as transaction-related costs incurred directly by the Fund and its PRO RATA share of expenses of any entity in which the Fund invests (including fees paid to Investment Managers by Portfolio Funds).

     The Fund has agreed to reimburse Columbia Management Company, the Fund's adviser, for certain organizational expenses of the Fund borne by Columbia Management Company, but only to the extent the Fund's operating expenses (other than the management fee, incentive allocation, brokerage costs, interest, taxes and extraordinary expenses) including such repayment are less than 1.50%, at an annual rate, of the Fund's average net assets. The Fund's reimbursement obligations under this agreement will expire on March 31, 2006.

CONTROL PERSONS

     None.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES.

     The security purchased by an Investor in the Fund is an Interest, representing the Investor's membership interest in the Fund. Features of the Interests are described below.

CAPITAL ACCOUNTS

     The Fund's Operating Agreement currently permits the Board to admit an unlimited number of Investors as members of the Fund, provided they meet certain qualifications under federal and state securities laws. The Fund will maintain a separate capital account for each of its Investors. The opening balance of each Investor's capital account will be such Investor's initial investment in (also referred to as a capital contribution to) the Fund. Each Investor's capital account will be increased by additional capital contributions made by such Investor and by allocations of net profits to such capital account, and will be decreased by repurchases by the Fund of such Investor's Interest (or portions thereof), by distributions to such Investor that are not reinvested, and by allocations of net losses to such capital account. Each Investor's capital account will be subject to further adjustment as the result of incentive allocations to the Adviser as well as to certain other adjustments described below.

     Investors' capital accounts are adjusted as of the close of business on the last day of each Fiscal Period. A "Fiscal Period" begins on the day immediately following the last day of the preceding Fiscal Period and ends on the first to occur of: (1) the next occurring last business day of a calendar month; (2) the dissolution of the Fund; and (3) any other date as is determined by the Adviser. For purposes of determining Investors' capital accounts, allocations and distributions, the capital contributions made by Investors on the last business day of any month will be deemed to be made as of the first day of the next Fiscal Period.

     The Fund will maintain a special advisory account (the "Special Advisory Accounts") for the Adviser and Subadviser (in such capacity, the "Special Members") solely for the purpose of receiving the incentive allocation (see
Item 9).

ALLOCATION OF NET PROFITS AND NET LOSSES

     As of the last day of each Fiscal Period, the Fund shall allocate net profits or losses for that Fiscal Period to the capital accounts (except for the Special Advisory Accounts) of all Investors, in proportion to their respective opening capital account balances for such Fiscal Period (after taking into account any capital contributions deemed to be made as of the first day of such Fiscal Period). Upon the repurchase of all or a portion of an Investor's Interest and on the last business day of each calendar year, the amount of net profits, if any, allocated to such Investor shall be reduced by the incentive allocation made with respect to such Investor, as described below.

     Net profits or net losses for a given Fiscal Period are measured by the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses (including the management fee paid by the Fund) over such Fiscal Period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

DETERMINATION OF NET ASSET VALUE

     The Fund's assets will consist primarily of investments in Portfolio Funds. The Fund will value its investments in Portfolio Funds at fair value, which ordinarily will be the value determined by each Portfolio Fund's Investment Manager in accordance with such Portfolio Fund's valuation policies and will be based on the values of the assets and liabilities of the Portfolio Funds. Determinations may be subject to subsequent revision because, in some instances, the assets and liabilities of the Portfolio Funds may be difficult to value, due to, among other reasons, the absence of a ready trading market for the investments held in the portfolios of the Portfolio Funds. Because the Fund's determination of net asset value will be based on determinations from the Investment Managers that may be subject to subsequent revision, the Fund reserves the right to adjust the net asset value of the Fund and, accordingly, the value of an Investor's capital account in the Fund, as more accurate valuations become available.

INCENTIVE ALLOCATION

     See response to Item 9, above.

TAX OBLIGATIONS

     Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor will be debited against the capital account of that Investor as of the close of the Fiscal Period during which the Fund paid those obligations, thereby reducing the amount distributable to the Investor. If the amount of those taxes is greater than the distributable amounts, then the Investor or its successor will be required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

DISTRIBUTIONS

     The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all Investors on a pro rata basis in accordance with each Investor's capital account balance. It is expected, however, that the Fund will not make any distributions to Investors, except that the Fund expects to distribute to one or more Special Members at least 90% of the incentive allocation to which such Special Members are entitled within 30 days after it is allocated to them, with the balance to be distributed following the Fund's next audit.

WITHDRAWALS

     Per applicable law, all Fund repurchases of Interests from Investors will be pursuant to written tender offers and at times, on terms and in amounts determined in the Board's sole discretion. Minimum tenders per Investor generally will be $50,000. Any Investor who tenders a portion of its Interest will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount of any Investor's tender of less than its entire Interest so that the required capital account balance is maintained. Investors will generally receive payment for 90% of the repurchased Interest within 35 days after the effective date of the repurchase and the balance within 120 days after such effective date, as described below.

     The Adviser expects to recommend to the Board that the Fund conduct tender offers semi-annually (on the last business day of June and December of each year), commencing December 2003. In addition to the Adviser's advice, the Board will consider the following factors, among others, in deciding whether the Fund will make a repurchase offer: (i) whether any Investors have requested to tender Interests to the Fund; (ii) the liquidity of the Fund's assets; (iii) the Fund's investment plans, working capital and reserve requirements; (iv) the availability of information as to the value of the Fund's Interests in underlying Portfolio Funds; (v) the condition of the securities markets; and
(vi) the anticipated tax consequences of any proposed repurchases of Interests. The price an Investor will receive for repurchase of all or any portion of its Interest will be calculated as of the relevant date designated for repurchases by the Board.

     Investors tendering an Interest for repurchase must do so in writing by the "Expiration Date," which generally will be 65 days before the date on which Interests are to be repurchased. The Fund will not consider tenders received more than 90 days prior to the repurchase date. Valuation of Interests tendered will occur on a "Valuation Date," expected to be June 30 and December 31 (or, if any such date is not a business day, on the first preceding business day). If the Fund makes a tender offer and accepts all tenders, the Fund will pay to each Investor that has tendered its Interest (or a portion thereof) to the Fund an "Initial Payment" in an amount equal to 90% of the estimated net asset value of the Interest tendered, determined as of the Valuation Date. Payment of this amount will be made within 35 days after the Valuation Date or, if the Fund has requested withdrawals of its capital from any Portfolio Fund in order to fund the repurchase of the Interest, within the later of 35 days after the Valuation Date and 10 business days after the Fund has received at least 90% of the amount withdrawn. The Fund will also pay to each Investor a "Contingent Payment" equal to the excess, if any, of (a) the net asset value of its Interest tendered as of the Valuation Date, as it may be subsequently adjusted based upon valuation revisions over (b) the Initial Payment. The Contingent Payment is payable within 120 days after payment of the Initial Payment. The Fund intends to effect repurchases in this manner in part because, in determining the values of the Fund's investments in any particular Portfolio Fund, the Fund generally will rely on determinations furnished by the Investment Manager managing the Portfolio Fund (Grosvenor having determined on behalf of the Fund that the Investment Manager's valuation methodology is reasonable and appropriate) and such determinations may be subject to subsequent revision.

     Upon its acceptance of tendered Interests (or portions thereof) for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash (or assets that can be reduced to cash on or before the date by which the Initial Payment is due) in an amount equal to the aggregate estimated unpaid dollar amount of the repurchased Interests. Neither the Initial Payment nor the Contingent Payment is insured or guaranteed by Fleet National Bank or any other bank or the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any other government agency.

NO RIGHT OF REDEMPTION

     The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Interests. No public market for Interests exists, and none is expected to develop in the future. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of their Interests by the Fund. See infra.

FORCED REDEMPTION

     The Fund may (i) repurchase all or any portion of an Interest of an Investor or any person acquiring an Interest or portion of an Interest from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Interest to another Investor, at the most recently calculated net asset value of such Member's capital account, for any reason deemed advisable by the Board, including but not limited to situations in which:

     - the Interest (or a portion of it) has been transferred without the Adviser's approval or the Interest (or a portion of it) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

     - ownership of the Interest (or portion of the Interest) by an Investor or other person is likely to cause the Fund to be in violation of, or require registration of all or any portion of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or the Adviser subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being treated as a partnership) or other fiscal or regulatory consequences;

     - continued ownership of the Interest (or portion of it) by the Investor or other person may be harmful or injurious to the business of the Fund;

     - any of the representations and warranties made by an Investor in connection with the acquisition of an Interest (or portion of an Interest) was not true when made or has ceased to be true; or

     - the value of an Investor's Interest is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

REPORTS

     Following the close of each month, each Investor will receive a statement of the Investor's account balance. Investors will also receive quarterly reports containing information regarding the Fund's portfolio. In addition, each Investor will receive semi-annual and annual reports within 60 days of the end of the fiscal year or half-year to which such reports relate. The annual report will contain audited financial statements of the Fund for the preceding fiscal year. The Fund's fiscal year will end on March 31.

     The Fund's tax year will end on December 31. After the end of each tax year of the Fund, each Investor will receive a partnership Schedule K-1, reporting the taxable items of income, gain, loss and deduction for the prior tax year. Because Schedules K-1 for Investors cannot be completed until the Fund receives Schedules K-1 from all the Portfolio Funds in which the Fund invests, the Fund does not expect that Investors will receive a Schedule K-1 prior to April 15. Consequently, Investors should expect to request extensions of filing deadlines for their tax returns.

TRANSFER OF INTERESTS

     Interests will not be traded on any securities exchange or other market. Interests may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a "Transfer"), except (i) by operation of law resulting from an Investor's death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Adviser, which consent may be withheld in its sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless the Adviser consults with its counsel and counsel confirms that the Transfer will not cause the Fund to be treated as a publicly traded partnership taxable as a corporation (which confirmation shall be obtained at the expense of the transferor), the Adviser generally will not consent to a Transfer of an Interest unless the following conditions are met: (i) the transferring Investor has been an Investor of the Fund for at least six months; (ii) the proposed Transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and (iii) the Transfer is (a) (1) one in which the tax basis of the Interest in the hands of the transferee is expected to be determined, in whole or in part, by reference to its tax basis in the hands of the transferring Investor (e.g., gifts and contributions to family entities) and (2) to members of the transferring Investor's immediate family (siblings, spouse, parents or children), or (b) a distribution from a qualified retirement plan or an individual retirement account.

     As the Interests will not be registered under the Securities Act of 1933, as amended, any Transfer must also be pursuant to an exemption from registration thereunder and under applicable state securities laws. Unless otherwise waived by the Adviser in its sole discretion, any Transfer shall be made only upon the receipt by the Fund of a written opinion of counsel selected by the Adviser or of other counsel reasonably satisfactory to the Adviser (which opinion shall be obtained at the expense of the transferor) that the Transfer will be made pursuant to such an exemption from registration and a completed Subscription Agreement. An Investor who Transfers all or any portion of an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the Transfer.

     Any transferee acquiring an Interest by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the allocations and distributions allocable to the Interest so acquired, (ii) to Transfer all or any portion of an Interest in accordance with the terms of the Operating Agreement and (iii) to tender all or any portion of an Interest for repurchase by the Fund. However, the transferee will not be entitled to the other rights of an Investor unless and until the transferee becomes a substituted Investor as specified in the Operating Agreement. If an Investor Transfers its Interest with the approval of the Adviser, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a member.

     In subscribing for an Interest, an Investor agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Subadviser, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

VOTING RIGHTS AND AMENDMENTS TO THE OPERATING AGREEMENT

     The Investors shall have power to vote only: (i) for the election of Directors as provided in the following paragraph; (ii) with respect to any amendment of the Operating Agreement, to the extent and as provided therein;
(iii) with respect to a conversion of the Fund to an open-end management investment company, pursuant to the provisions of the Operating Agreement; and
(iv) with respect to such additional matters relating to the Fund as may be required by the Operating Agreement, the Fund's Bylaws, applicable law or any registration of the Fund with the U.S. Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. With respect to any matter, the Investors shall vote in proportion to their capital account balances as of the record date applicable to the consideration of such matter. There shall be no cumulative voting in the election of Directors. The Investors may vote in person or by proxy.

     The Operating Agreement provides that on any matter submitted to a vote of all Investors, all Investors entitled to vote shall vote together. There will normally be no meetings of Fund investors for the purpose of electing members of the Board except that, in accordance with the 1940 Act: (i) the Fund will hold an Investors' meeting for the election of members of the Board at such time as less than a majority of the members of the Board holding office have been elected by Investors of the Fund; and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the members of the Board holding office have been elected by the Investors, that vacancy may be filled only by a vote of the Investors. In addition, any member of the Board may be removed from office by a majority of the other members of the Board.

     Upon written request by 10 Investors of record, who have been such for at least six months preceding the date of such request and whose capital accounts have a value in the aggregate of at least one percent (1%) of the value of all of the Investors' capital accounts in the Fund, stating that such Investors wish to communicate with the other Investors for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a member of the Board, the Fund has undertaken to provide a list of Investors or to disseminate appropriate materials (at the expense of the requesting Investors).

     Except as set forth above, the members of the Board shall continue to hold office and may appoint successor members.

     In general, the Operating Agreement may be amended by an instrument in writing signed by a majority of the Board when authorized to do so by a vote of a "majority of the outstanding voting securities" of the Fund, as such phrase is defined in the 1940 Act (a "Majority Vote"). A Majority Vote of Investors means the vote, at the annual or a special meeting of Investors duly called, of the lesser of (i) 67% or more, measured by capital account balances, of the Investors present, provided that the Investors present represent more than 50% of the aggregate capital account balances in the Fund and (ii) more than 50%, measured by capital account balances, of the Investors. Notwithstanding the foregoing, amendments having the purpose of changing the name of the Fund, of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Operating Agreement or of ensuring compliance with applicable laws or regulations and making changes necessary or advisable (in the judgment of the Board) under applicable tax laws or regulations shall not require authorization by vote of any Investors.

     In the event that the Fund does not at least once during any 24 month period beginning after January 1, 2004 repurchase any of the Interests tendered in accordance with the procedures described in this Confidential Offering Memorandum (including providing written tenders within the appropriate time periods) relating to such repurchase, then the Board will call a meeting of Investors to vote on whether the Fund should be dissolved. If there is a Majority Vote in favor of dissolution at such meeting of Investors, the Fund will dissolve in accordance with the terms of the Operating Agreement and will commence an orderly liquidation.

LIMITED LIABILITY

     The Fund is being established as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, ET SEQ., (as
amended from time to time, the "Delaware Act"). The Delaware Act provides that Investors will have limited liability with respect to the Fund and third parties, except to the extent otherwise provided in the Operating Agreement. Under the Operating Agreement, an Investor will not be personally liable solely by reason of its being or having been an Investor except to the extent of its capital account and any additional amounts that may be required to be paid as a result of the Investor's breach of the terms of the Operating Agreement.

     Under the terms of the Operating Agreement, the Fund has agreed to indemnify each member of its Board and its officers (including such persons who serve at the Fund's request as directors, officers, members, partners or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a "Fund Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Fund or its Investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person's office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

     The Operating Agreement further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Operating Agreement protects a member of the Board against any liability to which the member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX CONSIDERATIONS

GENERAL

     Ropes & Gray, counsel to the Fund, has advised the Fund that in its opinion, based on factual representations of the Adviser, the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations (the "Regulations") as in effect on the date of the opinion and other relevant authority, the Fund will be classified as a partnership for federal income tax purposes and not as an association taxable as a corporation. (The Board has the authority to change this classification, however.)

     As a partnership that is not a publicly traded partnership taxable as a corporation, the Fund will not itself be subject to federal or Massachusetts state income tax, but each

Investor will be required to take into account for each taxable year its distributive share of items of Fund income, gain, loss and deduction, substantially as though such items had been realized directly by the Investor and without regard to whether any distribution by the Fund has been or will be received.

     Under the Code, "publicly traded partnerships" are generally taxable as corporations for federal income tax purposes. A publicly traded partnership is any partnership the Interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which Interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, the Fund will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

     The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether Interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Ropes & Gray has rendered its opinion that, under this "facts and circumstances" test, and based upon representations of the Adviser regarding the operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be treated as readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be classified as a publicly traded partnership taxable as a corporation.

     The opinion of counsel described above, however, is not binding on the Internal Revenue Service (the "Service") or the courts. If it were determined that the Fund is an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, as a result of a successful challenge to such opinion by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund. The balance of this discussion of tax considerations assumes that the Fund will be classified as a partnership and not as an association taxable as a corporation.

     Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an underlying investment fund.

     Although unlikely, Investors in the Fund may be subject to state, local and foreign taxes and filing requirements in jurisdictions in which the Fund acquires interests in Portfolio Funds and, in the case of Portfolio Funds that are pass-through entities for these purposes ("Pass-Through Funds"), the jurisdictions in which such Portfolio Funds directly or indirectly invest or operate. Investors should consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of the purchase and ownership of an Interest in the Fund.

TAX ALLOCATIONS

     Allocations of taxable income, gain, loss, deductions and credits of the Fund will be made in accordance with the economics of the Fund as determined in the discretion of the Adviser. The Adviser is authorized to interpret and apply and, if necessary, vary the tax allocation provisions so as to comply with Code Sections 704 and 706 and applicable Regulations. If the allocation method used by the Fund were not respected for U.S. federal income tax purposes, an Investor could be required to recognize more or less taxable income than the Investor was allocated. The Adviser has the discretion to make special allocations (including allocations of ordinary income or short-term capital gain or loss) for federal income tax purposes to the Special Members and to a withdrawing Investor, in either case to the extent that its capital account exceeds its federal income tax basis (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death) in its interests. There can be no assurance that the Service will accept the Fund's allocations. If its allocations are successfully challenged by the Service, the allocations to the Investors may be greater or less than those made by the Adviser.

TAX DETERMINATIONS AND ELECTIONS

     The Adviser is authorized to make, on behalf of the Fund, all tax determinations and elections in its sole discretion, including an election under
Section 754 of all the Code to adjust the basis of Fund property upon distributions or transfers of Interests. The Adviser will decide how to report the Fund items on the tax returns of the Fund, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax return of the Fund is audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Adviser is designated as the "Tax Matters Partner" of the Fund and as such has considerable authority to make decisions affecting the tax treatment and procedural rights of the Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors of the Fund to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items. In determining how to report the Fund's tax items on its tax returns, the Adviser will rely on certain tax determinations made by the underlying Portfolio Funds.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

     An Investor receiving cash from the Fund in connection with the Investor's complete withdrawal from the Fund will generally recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interests. In general, any gain or loss realized upon a withdrawal will be treated as long-term capital gain or loss if all of the Interest has been held as a capital asset for more than 12 months. Otherwise, such capital gain or loss will be short-term. However, an Investor will recognize ordinary income to the extent such Investor's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) exceeds the Investor's share of the basis in those unrealized receivables. An Investor receiving a cash non-liquidating distribution (e.g., in connection with a repurchase of a portion of the Investor's Interest) will recognize gain and income in a similar manner but only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis of its interests.

     If an Investor acquires a portion of its Interest at different times (or acquires its entire Interest in a single transaction resulting in different holding periods under the Code), such Investor's Interest generally will have a divided holding period, which could cause such Investor to recognize more or less short-term and long-term capital gain or loss than it would have recognized if its Interest had a single holding period. An Investor generally determines the portion of its Interest to which a holding period relates based on the fraction, the numerator of which is equal to the fair market value of the portion of the Interest received in the transaction to which the holding period relates, and the denominator of which is the fair market value of its entire Interest (determined immediately after the transaction). If an Investor's Interest has a divided holding period, any capital gain or loss that such Investor recognizes as a result of a distribution from the Fund will be divided between long-term and short-term capital gain or loss in the same proportion that the holding period is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less (as described in the previous sentence).

     As indicated above, the Adviser has the discretion to make a special allocation of income or loss for federal income tax purposes to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its federal income tax basis in its interests. Such an allocation may result in a withdrawing Investor recognizing more ordinary income and less long-term capital gain than the Investor would otherwise have recognized.

     An Investor's receipt of a distribution of property from a partnership is generally not taxable. However, the tax law generally requires a partner in a partnership to recognize gain on a distribution by the partnership of marketable securities, to the extent that the value of such securities exceeds the partner's adjusted basis in its partnership interest. This requirement does not apply, however, to distributions to "eligible partners" of an "investment partnership," as those terms are defined in the Code. The Adviser intends to operate the Fund so that it will qualify as an "investment partnership," although there can be no assurance that it will be successful in this regard. If the Fund qualifies as an investment partnership, each Investor should qualify as an "eligible partner," provided that such Investor contributes only cash and certain other liquid property to the Fund. Special rules apply to the distribution of property to an Investor who contributed other property to the Fund and to the distribution of such contributed property to another Investor. Investors should consult their own tax advisers regarding the tax treatment of distributions and redemption proceeds, including the tax treatment of distributions of assets in kind.

CHARACTER AND TIMING OF INCOME

     The Fund's income and gains, if any, may consist of ordinary income, short-term capital gains and/or long-term capital gains. Accordingly, Investors should not expect that any portion of any taxable income of the Fund will necessarily consist of long-term capital gains taxable at reduced rates, although some or all of the taxable losses (if any) realized by the Fund in a taxable year may consist of long-term capital losses, the deductibility of which is subject to certain limitations. The investment strategies of the Fund and Pass-Through Funds, including certain investments and hedging transactions, may result in the Pass-Through Funds and the Fund being subject to special tax rules (including Code Section 988 (relating to non-U.S. currency transactions), "short sale" rules, "straddle" rules, mixed straddle rules, Code Section 1256 (relating generally to marking to market of certain futures and other contracts), conversion transaction rules and Code Section 1259 (constructive sale rules)) that defer taxable losses or accelerate taxable income, cause investors to be taxed on amounts not representing economic income, cause adjustments in the holding periods of securities, convert long-term capital gains into short-term capital gains or ordinary income or convert short-term capital losses into long-term capital losses.

EFFECT OF STRADDLE RULES AND WASH SALES ON INVESTORS' SECURITIES POSITIONS

     The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by reason of its investment in the Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities. Application of the "wash sales" rules to the transactions of the Fund or Pass-Through Funds would cause all or a portion of any loss realized upon a taxable disposition of securities held (directly or indirectly) by an Investor to be disallowed if substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased securities will be adjusted to reflect the loss.

SPECIAL CONSIDERATIONS FOR TAX-EXEMPT INVESTORS

     Under current U.S. federal income tax law, income tax is imposed on the unrelated business taxable income, as defined in Code Section 512 ("UBTI") of tax-exempt investors subject to the tax. In addition, a certain portion of income derived from debt-financed property is required to be included in UBTI. The Fund is expected to generate UBTI. If a tax-exempt investor were to become an Investor and the Fund were to generate UBTI, the Investor would be required to file a tax return and could incur tax liability on such Investor's share of that UBTI.

     Because charitable remainder trusts (including charitable remainder annuity trusts and charitable remainder unitrusts) are not exempt from federal income taxation in any year in which such trust realizes UBTI, the trust's investment in the Fund could cause such an Investor to be required to pay tax on all of its income (including income not from the Fund and income other than UBTI). Investors should consult with their own tax advisers concerning the possible effects of UBTI on their own tax situations as well as the general tax implications of an investment in the Fund.

POTENTIAL LIMITATIONS ON THE USE OF LOSSES AND THE DEDUCTIBILITY OF EXPENSES

     The Fund is not expected to be engaged in activities to which the "passive activity loss" provisions of the Code would apply. As a result, an Investor's share of any losses from the Fund is not expected to be subject to disallowance under the passive activity loss limitations. On the other hand, an Investor that is subject to the passive activity loss provisions is not expected to be able to offset its share of income and gain from the Fund against any losses that are subject to the passive activity loss limitations. Accordingly, an Investor subject to the passive activity loss provisions should not invest in the Fund with the expectation of offsetting such Investor's share of income and gain from the Fund against losses derived from passive activities.

     Certain expenses of the Fund, including fees paid to the Adviser, are expected to be treated as miscellaneous itemized deductions of the Fund for U.S. federal income tax purposes. For U.S. federal income tax purposes, individuals and certain trusts or estates that hold Interests (directly or through a partnership, Subchapter S corporation or grantor trust) may deduct such expenses in a taxable year only to the extent that their aggregate miscellaneous itemized deductions for the year exceed 2% of their adjusted gross incomes for the year. In addition, in the case of individuals whose adjusted gross income exceeds a certain inflation-adjusted threshold, the aggregate itemized deductions allowable for the year will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable threshold or (ii) 80% of the aggregate itemized deductions otherwise allowable for the taxable year (determined after giving effect to the 2% limitation described above and any other applicable limitations). Pursuant to tax legislation enacted in 2001, for tax years beginning after December 31, 2005, the limitation on itemized deductions will be gradually reduced until December 31, 2009, after which time it will no longer apply. The legislation will expire and the limitation on deductions will return to pre-2006 levels after December 31, 2010, unless Congress enacts tax legislation providing otherwise. If the Fund is deemed to be a trader in securities, the 2% and 3% limitations will not apply.

     Interest on amounts borrowed to acquire or carry investment assets (which may include all or part of an Investor's share of the Fund's interest expense and/or interest on debt incurred to make an investment in the Fund) is expected to be investment interest and therefore is expected to be deductible only to the extent of the Investor's investment income.

WITHHOLDING

     The Fund (directly or indirectly through its investments in other funds) may make investments in countries outside the U.S. It is possible that such investments could cause some of the income or gains of the Fund to be subject to withholding or other taxes of non-U.S. jurisdictions, especially if the Fund were considered to be conducting a trade or business in the applicable country through a permanent establishment. Such foreign taxes may be reduced or eliminated by applicable income tax treaties. The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. Subject to certain limitations, for U.S. federal income tax purposes an Investor (through its investment in the Fund) may be entitled to claim a credit for its allocable share of any non-U.S. tax incurred by the Fund, including withholding taxes, so long as such non-U.S. tax qualifies as a creditable income tax under the applicable Treasury Regulations. Alternatively, an Investor may elect to deduct its share of such non-U.S. taxes for U.S. federal income tax purposes.

"PHANTOM" INCOME FROM CERTAIN FOREIGN EQUITY INVESTMENTS

     Certain non-U.S. investments of Pass-Through Funds, including investments in "controlled foreign corporations," "foreign personal holding companies," "personal holding companies" and "passive foreign investment companies," may cause an Investor to recognize taxable income prior to the Fund's receipt of distributable proceeds, pay an interest charge on receipts that are deemed as having been deferred or recognize ordinary income that otherwise would have been treated as capital gain. In addition, certain of these investments may require Investors to file special tax forms.

CERTAIN REPORTING REQUIREMENTS WITH RESPECT TO NON-U.S. INVESTMENTS

     An Investor may be subject to certain reporting requirements that may require such Investor to file information returns with the Service with respect to certain transfers of cash or property by the Fund to a non-U.S. partnership. The Investor will be relieved of these reporting requirements if the Fund reports the transfer. It is the intention of the Fund to report such transfers.

     An Investor also may be required to report certain transfers by the Fund to a non-U.S. corporation if, in general, such Investor's proportionate share of the investment held through the Fund, as well as directly or by attribution, exceed certain thresholds. Under current Regulations, this reporting must be made by the Fund's Investors and may not be satisfied by the Fund. In addition, an Investor that acquires, directly or indirectly through the Fund, 10% by vote or value of the stock of a non-U.S. corporation must report certain acquisitions or dispositions of, or proportional changes of, its interest in the non-U.S. corporation. It is not expected that an Investor's indirect interest in a Fund investment in a non-U.S. corporation will equal 10% of the voting power of the non-U.S. corporationby reason of the Fund's share of such an investment. The Fund has not committed to provide information about the Fund's investments that may be needed to complete any reporting requirements. Investors are urged to consult with their own tax advisers with respect to these reporting requirements.

NO TAX BENEFITS EXPECTED

     Because it is expected that an investment in the Fund will not reduce the cumulative tax liability of an Investor in any year as a result of tax losses, deductions or credits, prospective Investors should not invest with the expectation of receiving any such tax benefits.

STATE AND LOCAL TAXES AND FILING REQUIREMENTS

     An Investor of the Fund may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund operates, as well as in such Investor's own state or locality of residence or domicile. In addition, the Fund itself may be subject to tax liability in certain jurisdictions in which it operates, and an Investor may be subject to tax treatment in such Investor's own state or locality of residence or domicile different from that described above with respect to its investment in the Fund.

SUMMARY; LAWS SUBJECT TO CHANGE

     The preceding discussion is intended as a summary of certain U.S. federal income tax consequences of an investment in the Fund. Because many of these consequences will vary from one Investor to another, the summary does not address all of the provisions of the Code that might be applicable to a particular Investor. Moreover, changes in applicable tax laws after the date of this Offering Memorandum may alter anticipated tax consequences. Neither the Adviser, the Fund nor any of their counsel or consultants assume any responsibility for the tax consequences to any Investor of an investment in the Fund.

     Prospective Investors are urged to consult their own tax advisors with specific reference to their own tax situations and potential changes in the tax laws applicable to an investment in the Fund.

SECURITIES OUTSTANDING

     As of the date of filing of this Registration Statement, there are no securities of the Fund outstanding.

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

     Not Applicable.

ITEM 12.  LEGAL PROCEEDINGS.

     None of the Fund, Columbia Management, Grosvenor, Fleet National Bank or Quick & Reilly, Inc., is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

ITEM 13.  TABLE OF CONTENTS OF PART B.

Item 14.  Cover Page............................................................
Item 15.  Table of Contents.....................................................
Item 16.  General Information and History.......................................
Item 17.  Investment Objective and Policies.....................................
Item 18.  Management............................................................
Item 19.  Control Persons and Principal Holders of Securities...................
Item 20.  Investment Advisory and Other Services................................
Item 21.  Brokerage Allocation and Other Practices..............................
Item 22.  Tax Status............................................................
Item 23.  Financial Statements..................................................

                                     PART B

ITEM 14. COVER PAGE

     The name of the registrant is Columbia Management Multi-Strategy Hedge Fund, LLC. This Part B, dated December 31, 2002, is not a prospectus. The Fund does not have a prospectus because it is not registered under the Securities Act of 1933, as amended. This Part B relates to Part A of this Registration Statement and should be read in conjunction therewith.

ITEM 15. TABLE OF CONTENTS.

Item 14.  Cover Page............................................................
Item 15.  Table of Contents.....................................................
Item 16.  General Information and History.......................................
Item 17.  Investment Objective and Policies.....................................
Item 18.  Management............................................................
Item 19.  Control Persons and Principal Holders of Securities...................
Item 20.  Investment Advisory and Other Services................................
Item 21.  Brokerage Allocation and Other Practices..............................
Item 22.  Tax Status............................................................
Item 23.  Financial Statements..................................................

ITEM 16.  GENERAL INFORMATION AND HISTORY

     Not applicable.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES.

     The investment objective and policies, including all fundamental policies, of the Fund are fully described under Item 8 of Part A of this Registration Statement.

     It is not possible to predict the Fund's portfolio turnover rate with certainty, as the Fund has not commenced operations and Grosvenor has not specified a target portfolio turnover rate for the Fund. The portfolio turnover rate of any Portfolio Fund in which the Fund invests could be substantially higher than the portfolio turnover rate of the Fund itself. Higher levels of portfolio turnover may result in higher transaction costs and higher levels of taxable realized capital gains.

ITEM 18.   MANAGEMENT.

     The Directors and officers of the Fund, their ages, addresses and principal occupations during the past five years are as follows:

------------------------------ -------------- --------------------- ------------------- -------------------------
                                                                    NUMBER OF
                                                                    PORTFOLIOS IN
                                              PRINCIPAL             FUND COMPLEX
NAME, AGE AND ADDRESS OF       LENGTH OF      OCCUPATION(S)         OVERSEEN BY         OTHER DIRECTORSHIPS
NON-INTERESTED DIRECTOR        TIME SERVED    DURING PAST 5 YEARS   DIRECTOR*           HELD BY DIRECTOR
------------------------------ -------------- --------------------- ------------------- -------------------------
Kenneth A. Froot               Since 2002     Professor, Harvard
Harvard Business School                       Business School
Soldiers Field Road,
  Morgan 391
Boston, MA 02163
------------------------------ -------------- --------------------- ------------------- -------------------------
John J. Neuhauser, 59          Since 2002     Academic Vice             105             Skillsoft Corporation;
Bourneuf House                                President and Dean                        Sacuony, Inc.
84 College Road                               of Faculties,
Chestnut Hill, MA 02467-3838                  Boston College
------------------------------ -------------- --------------------- ------------------- -------------------------
Anne-Lee Verville, 57          Since 2002     Retired; until            103             Enesco Group, Inc.
359 Stickney Hill Road                        1997, General
Hopkinton, NH 03229                           Manager, IBM Global
                                              Education Industry
------------------------------ -------------- --------------------- ------------------- -------------------------

------------------------------ -------------- --------------------- ------------------- -------------------------
                                                                    NUMBER OF
                                                                    PORTFOLIOS IN
                                              PRINCIPAL             FUND COMPLEX
NAME, AGE AND ADDRESS OF       LENGTH OF      OCCUPATION(S)         OVERSEEN BY         OTHER DIRECTORSHIPS
INTERESTED DIRECTOR**          TIME SERVED    DURING PAST 5 YEARS   DIRECTOR*           HELD BY DIRECTOR
------------------------------ -------------- --------------------- ------------------- -------------------------
Joseph R. Palombo, 49          Since 2002     Chief Operating           103             None.
One Financial Center                          Officer, Columbia
Boston, MA 02111                              Management Company
                                              since 2001,
                                              Executive Vice
                                              President and
                                              Director since
                                              1999; Chief
                                              Operations Officer
                                              of Mutual Funds,
                                              Liberty Financial
                                              Companies, Inc.
                                              from 2000 to 2001;
                                              Executive Vice
                                              President of Stein
                                              Roe & Farnham
                                              Incorporated from
                                              1999 to 2001,; from
                                              1993 to 1999, Chief
                                              Operating Officer
                                              and Chief Compliance
                                              Officer, Putnam
                                              Mutual Funds.
------------------------------ -------------- --------------------- ------------------- -------------------------

------------------------------  ------------------------------------ ----------------------------------------------
    NAME, AGE AND ADDRESS           POSITION(S) HELD WITH FUND                 PRINCIPAL OCCUPATION(S)
         OF OFFICER                  AND LENGTH OF TIME SERVED                   DURING PAST 5 YEARS
------------------------------  ------------------------------------ ----------------------------------------------
Keith Banks, 47                 President since 2002                 President, Chief Investment Officer and Chief
Columbia Management Group, Inc.                                      Executive Officer of Columbia Management
590 Madison Avenue, 36th floor                                       Company since 2000; from 1996 to 2000,
New York, NY 10022                                                   Managing Director and Head of U.S. Equity,
                                                                     J.P. Morgan Investment Management.
------------------------------  ------------------------------------ ----------------------------------------------
Patti M. Stoll***               Vice President since 2002
------------------------------  ------------------------------------ ----------------------------------------------
Raymond Bligh***                Vice President since 2002
------------------------------  ------------------------------------ ----------------------------------------------
Kevin Connaughton, 38****       Treasurer since 2002                 Senior Vice President of Liberty Financial
                                                                     Group since 1998; from 1996 to 1998, Senior
                                                                     Tax Manager, Coopers & Lybrand, LLP.
------------------------------  ------------------------------------ ----------------------------------------------
Michael Clark, 33               Assistant Treasurer since 2002       Liberty Financial Group since 1999; prior to
                                                                     1999, Audit Manager at Deloitte & Touche LLP
------------------------------  ------------------------------------ ----------------------------------------------
Shep Burnett                    Assistant Treasurer since 2002
------------------------------  ------------------------------------ ----------------------------------------------
Vicki Benjamin, 41****          Assistant Treasurer since 2002       Vice President of Liberty Financial Group
                                                                     since 2001; from 1998 to 2001, Vice President,
                                                                     Corporate Audit, State Street Bank and Trust
                                                                     Company; from 1997 to 1998, Senior Audit
                                                                     Manager, Coopers & Lybrand, LLP.
------------------------------  ------------------------------------ ----------------------------------------------
Jean Loewenberg, 57****         Secretary since 2002                 General Counsel of Columbia Management Company
                                                                     since 2001; Senior Vice President since 1996;
                                                                     and Assistant General Counsel since 2002, of
                                                                     Fleet National Bank.
------------------------------  ------------------------------------ ----------------------------------------------
David Rozenson                  Assistant Secretary since 2002       Corporate Counsel FleetBoston Financial
                                                                     Corporation
------------------------------  ------------------------------------ ----------------------------------------------
Joseph Turo, 35                 Assistant Secretary since 2002       Corporate Counsel FleetBoston Financial
                                                                     Corporation
------------------------------  ------------------------------------ ----------------------------------------------

** The "Fund Complex" consists of all registered investment companies advised by the Adviser, the Subadviser or their affiliates.

** As defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and referred to herein as an "Interested Person". Mr. Palombo is an Interested Person of the Fund by virtue of being Chief Operating Officer of Columbia Management Company.

***   100 Federal Street, Boston, MA 02110.

****  One Financial Center, Boston, MA 02111.

STANDING COMMITTEES

     In addition to being members of the Board of Directors of the Fund, Kenneth R. Froot, John J. Neuhauser and Anne-Lee Verville are also members of the Fund's Audit Committee and Governance Committee. The duties and functions of the Audit Committee include (i) oversight of the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) acting as liaison between the Fund's independent auditors and the full Board of Directors. The duties and functions of the Governance Committee include (i) recommending to the Board nominees for election as directors of the Fund, (ii) performing periodic evaluations of the effectiveness of the Board as a whole and individual directors, (iii) reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and (iv) reviewing and making recommendations to the Board at least annually regarding compensation of the disinterested directors. It is anticipated that the Audit Committee and the Governance Committee will meet no more than four times during the Fund's current fiscal year.

EQUITY SECURITIES OWNED BY THE DIRECTORS

------------------------------------------------------- -----------------------------------------------------
                                                              DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                   FUND AS OF DECEMBER 31, 2002
------------------------------------------------------- -----------------------------------------------------
INTERESTED DIRECTOR
------------------------------------------------------- -----------------------------------------------------
Joseph R. Palombo                                                               None
------------------------------------------------------- -----------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------- -----------------------------------------------------
Kenneth R. Froot                                                                None
------------------------------------------------------- -----------------------------------------------------
John J. Neuhauser                                                               None
------------------------------------------------------- -----------------------------------------------------
Anne-Lee Verville                                                               None
------------------------------------------------------- -----------------------------------------------------


     At no time during 2000 or 2001 did any of Kenneth R. Froot, John J. Neuhauser, or Anne-Lee Verville, or any of their respective immediate family members, own beneficially or of record any securities in Columbia Management, Grosvenor, Fleet National Bank or Quick & Reilly, Inc. or in any person directly or indirectly controlling, controlled by or under common control with such entities.

APPROVAL OF THE AGREEMENTS WITH COLUMBIA MANAGEMENT AND GROSVENOR

     In determining to approve the Fund's management agreement with Columbia Management (the "Management Agreement") and subadvisory agreement between Columbia Management and Grosvenor (the "Subadvisory Agreement"), the Directors considered information provided by Columbia Management and Grosvenor (collectively, the "Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Directors evaluated the level of skill required to manage the Fund and concluded that the human resources of the Advisers were appropriate to fulfill effectively each Adviser's duties under their respective agreements. The Directors also considered the business reputation of each Adviser and its financial resources.

     In connection with the Subadvisory Agreement, the Directors considered Grosvenor's in-house research capabilities as well as other resources available to its personnel. The Directors concluded that Grosvenor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

     The Directors considered the scope of the services to be provided by the relevant Adviser to the Fund under each agreement relative to services provided by third parties to other mutual funds. The Directors concluded that the scope of each Adviser's services to the Fund was likely to be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related Investor services.

     The Directors considered the quality of the services provided by Columbia Management to the Columbia Funds, the other investment company managed by Columbia Management. The Directors evaluated each Adviser's record with respect to regulatory compliance. The Directors also evaluated the procedures of each Adviser designed to fulfill each Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees) and the record of each Adviser in these matters. In addition, the Directors took note of the ownership interest of BancBoston Ventures Inc. in Value Asset Management, Inc. The Directors also received information concerning the procedures by which Grosvenor allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

     The Directors reviewed the performance record of Grosvenor over various periods, under different market conditions and during different legs of the market cycle. The Directors concluded that the expected scope and quality of each Adviser's services was sufficient to merit approval of each agreement.

     In reaching that conclusion, the Directors also gave substantial consideration to the fees payable under each agreement. The Directors reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Directors also considered the fees of the Fund, including the potential incentive allocation, as a percentage of assets at different performance and asset levels and possible economies of scale to each Adviser. For these purposes, the Directors took into account not only the fees to be paid, including any incentive allocation, by the Fund directly to Columbia Management and indirectly to Grosvenor, but also so-called "fallout benefits" to each Adviser such as reputational value derived from serving as investment adviser or sub-adviser to the Fund. In evaluating the Fund's proposed management and subadvisory fees, the Directors also took into account the complexity of investment management for the Fund relative to other types of funds. Based on the foregoing, the Directors concluded that the fees to be paid to Columbia Management under the Management Agreement and to Grosvenor under the Subadvisory Agreement were fair and reasonable, given the scope and quality of the services rendered by each Adviser thereunder.

COMPENSATION OF DIRECTORS

     The Fund pays no compensation to any of its officers or to the Directors of the Fund who are officers or employees of Columbia Management. Each Director who is not an officer or employee of Columbia Management is compensated at the rate of $5,000.00 per annum plus $1,250.00 per Board meeting attended.
The Fund provides no pension or retirement benefits to the Directors. The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended March 31, 2003, to the persons who serve, and who are expected to continue serving, as Directors of the Fund during such period:*

                                                            TOTAL COMPENSATION
                                 AGGREGATE COMPENSATION     FROM FUND COMPLEX
PERSON, POSITION                 FROM FUND                 (INCLUDING THE FUND)**
----------------                 ---------                 ----------------------

Joseph R. Palombo, Director      $0                              $0
Kenneth R. Froot, Director       $8,750                          $
John J. Neuhauser, Director      $8,750                          $141,260
Anne-Lee Verville, Director      $8,750                          $122,750

* Figures in the table are based on estimates for the fiscal year (which, as the Fund was organized on July 12, 2002, was not a full year) ending on March 31, 2003.

** The Fund Complex consists of all registered investment companies advised by the Adviser, the Subadviser or any of their affiliates.

CODES OF ETHICS

     The Fund, Columbia Management, Grosvenor, Fleet National Bank and Quick & Reilly, Inc. have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund or the Portfolio Funds in which the Fund invests (the "Portfolio Funds"). Each of these Codes of Ethics may be reviewed and copied at the Public Reference Room of the Commission in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. These Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at HTTP://WWW.SEC.GOV, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

     None.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES.

     As explained in Item 9 of Part A of this Registration Statement, Columbia Management is the investment adviser of the Fund and as such, has responsibility for the management of the Fund's affairs, under the supervision of the Board of Directors. Columbia Management is an indirect subsidiary of FleetBoston. The Fund's investment portfolio is managed on a day-to-day basis by Grosvenor, under the general oversight of Columbia Management and the Board of Directors. Grosvenor Acquisition Co., a wholly-owned subsidiary of Value Asset Management, Inc., is a majority member of GCM L.L.C., an Illinois limited liability company, which is the general partner of the Subadviser and, in that capacity, manages the day-to-day business and affairs of the Subadviser. Value Asset Management, Inc. is a Connecticut-based holding company formed in 1995 for the purpose of acquiring ownership interests in entities engaged in the investment management business. It does not play a role in the day-to-day management of the Subadviser's business and affairs. [Also must provide the names of all other controlling persons of Columbia Management and Grosvenor and the basis of such control and, if material, the business history of any organization that controls the adviser.]

     As described above, Joseph R. Palombo is a director of the Fund and the Chief Operating Officer of Columbia Management Company. BancBoston Ventures, Inc., an affiliate of Columbia Management, has a substantial interest in Value Asset Management, Inc., an affiliate of Grosvenor. BancBoston Capital Inc., also an affiliate of Columbia Management, is an investor in a fund of hedge funds managed by Grosvenor. [In addition, we must disclose the name of any other persons affiliated with the fund and either Columbia or Grosvenor.]

     The method of calculating the advisory fees payable by the Fund is described in Item 9 of Part A.

FUND ACCOUNTANT

     See Item 9 of Part A.

CUSTODIAN

     See Item 9 of Part A.

INDEPENDENT AUDITORS

     The Fund's independent auditors are PricewaterhouseCoopers LLP, [160 Federal Street, Boston, Massachusetts 02110-9862.] [Confirm.] PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

     As noted in Part A of this Registration Statement, the Fund intends to invest principally in Portfolio Funds (typically organized as investment partnerships) advised by investment management firms selected by Grosvenor. In the ordinary course, therefore, the Fund does not expect to use brokers to effect transactions in relation to such investments. With respect to any other investments by the Fund, Columbia Management and Grosvenor will always seek best price execution.

ITEM 22. TAX STATUS.

     See Item 10 of Part A

ITEM 23.

     Not applicable.

                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

     1.  Financial Statements

         Not applicable.

     2.  Exhibits:

         (a)(i) Amended and Restated Operating Agreement of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") - filed herewith.

         (a)(ii)  Certificate of Formation of the Fund - filed herewith

         (b)      By-Laws of the Fund - filed herewith.

         (c)      None.

         (d) See Articles 4-6 of the Operating Agreement (Exhibit 2(a)(i) hereto) and Section 2 of the Fund's By-Laws (Exhibit 2(b) hereto).

         (e)      None.

         (f)      None.

         (g)(i) Management Agreement between the Fund and Columbia Management Company - filed herewith.

         (g)(ii) Subadvisory Agreement among The Fund, Columbia Management Company and Grosvenor Capital Management, L.P. - filed herewith.

         (h)(i) Placement Agreement among the Fund and Fleet National Bank - filed herewith.

         (h)(ii) Placement Agreement among the Fund and Quick & Reilly, Inc - filed herewith.

         (i)      None.

         (j)(i) Custodian Services Agreement among the Fund and PFPC Trust Company - filed herewith.

         (j)(ii) Custody Fee Letter between the Fund and PFPC Trust Company -- filed herewith

         (k)(i) Administration, Accounting and Investor Services Agreement among the Fund and PFPC, Inc. - filed herewith.

         (k)(ii) Escrow Agreement among the Fund, Columbia Management Company and PFPC, Inc.--filed herewith.

         (l)      Not required.

         (m)      Not applicable.

         (n)      Not required.

         (o)      Not required.

         (p)      Not applicable.

         (q)      None.

         (r)(i) Code of Ethics of the Fund and Columbia Management Company - filed herewith.

         (r)(ii) Code of Ethics of Grosvenor Capital Management, L.P. - filed herewith.

         (r)(iii) Code of Ethics of Fleet National Bank and Quick & Reilly, Inc.
                  - filed herewith.

ITEM 25.   MARKETING ARRANGEMENTS

     None.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Blue Sky Fees and Expenses (including fees of counsel) .........................
Transfer Agent Fees.............................................................
Accounting Fees and Expenses....................................................
Legal Fees and Expenses.........................................................
Printing and Engraving..........................................................
Offering Expenses...............................................................
Miscellaneous...................................................................

TOTAL...........................................................................

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

      None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

     At the time of the filing of this Registration Statement, there are no securities of the Fund outstanding.

ITEM 29.   INDEMNIFICATION

     Section 3.4 of the Fund's Operating Agreement (Exhibit 2(a)(i) hereto) provides for indemnification of the Fund's Directors and officers. The effect of these provisions is to provide indemnification for each of the Fund's Directors and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Director or officer may be involved by reason of being or having been a Director or officer, except with respect to any matter as to which such Director or officer shall have been finally adjudicated to be liable to the Fund or its investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     Under the Placement Agent Agreements between the Fund and Fleet National Bank and Quick & Reilly, Inc. (the "Placement Agents"), respectively, the Fund has agreed to indemnify and hold harmless the Placement Agents, and the respective directors, officers, agents and employees of the Placement Agents (each an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, "Liabilities"), and will reimburse each Indemnified Person for all reasonable fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in preparing or defending any claim, action or proceeding in connection with pending or threatened litigation in which an Indemnified Person is a party (collectively, "Actions") caused by, or arising out of or in connection with, (i) any untrue statement or alleged untrue statement of a material fact

(other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished by or on behalf of an Indemnified Person expressly for use in the Fund's offering materials or with offerees) contained in the offering materials or other information furnished or made available by the Fund to the Placement Agent or any offeree (including any amendments thereof and supplements thereto), (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished by or on behalf of an Indemnified Person expressly for use in the offering materials or with offerees) or (iii) the material breach by the Fund of any of its representations, warranties, covenants, obligations or agreements hereunder. The Fund also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under the Placement Agreement.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Columbia Management Company is the investment adviser to the Fund, and its business is summarized in Item 9 of Part A and Item 18 of Part B of this Registration Statement. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of Columbia Management during the last two fiscal years is incorporated by reference to Schedules A and D of the Form ADV filed by Columbia Management with the Securities and Exchange Commission under the Investemnt Advisers Act of 1940, as amended (SEC File No. 801-5930):

(b) Grosvenor Capital Management, L.P. is the subadviser to the Fund, and its business is also summarized in Item 9 of Part A and Item 18 of Part B of this Registration Statement. None of Grosvenor's principals has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are: the Fund's investment adviser, Columbia Management Company; the Fund's administrator and fund accountant, PFPC, Inc.; the Fund's custodian, PFPC Trust Company; and the Fund's placement agents, Fleet National Bank and Quick & Reilly, Inc. The address of Columbia Management Company is One Financial Center, Boston, Massachusetts 02111; the address of PFPC, Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809; the address of PFPC Trust Company is 880 Tinicum Boulevard, 3rd floor, Philadelphia, Pennsylvania 19153; the address of Fleet National Bank is 100 Federal Street, Boston, Massachusetts 02110; and the address of Quick & Reilly, Inc. is 26 Broadway, New York, New York 10004.

ITEM 32.   MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Parts A and B of this Registration Statement.

ITEM 33.   UNDERTAKINGS

     Not required.

                                    SIGNATURE

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 31st day of December, 2002.

                                            COLUMBIA MANAGEMENT MULTI-
                                            STRATEGY HEDGE FUND, LLC



                                            By: /s/ Patti A. Stoll
                                                ------------------
                                                Patti A. Stoll
                                                Vice President

Exhibit Index

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
2(a)(i)                         Operating Agreement of the Fund

2(a)(ii)                        Certificate of Formation

2(b)                            By-Laws of the Fund

2(g)(i)                         Management Agreement between the Fund and Columbia
                                Management Company

2(g)(ii)                        Subadvisory Agreement between Columbia Management
                                Company and Grosvenor Capital Management, L.P.

2(h)(i)                         Placement Agreement between the Fund and Fleet
                                National Bank

2(h)(ii)                        Placement Agreement between the Fund and Quick &
                                Reilly, Inc.

2(j)(i)                         Custodian Services Agreement between the Fund and
                                PFPC Trust Company

2(j)(ii)                        Custody Fee Letter between the Fund and PFPC
                                Trust Company

2(k)(i)                         Administration, Fund Accounting and Investor
                                Services Agreement between the Fund and PFPC, Inc.

2(k)(ii)                        Escrow Agreement between the Fund, Columbia
                                Management Company and PFPC, Inc.

2(r)(i)                         Code of Ethics of the Fund and Columbia Management
                                Company

2(r)(ii)                        Code of Ethics of Grosvenor Capital Management, L.P.

2(r)(iii)                       Code of Ethics of Fleet National Bank and Quick &
                                Reilly, Inc.